UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 02/28/13

Item 1. Reports to Stockholders.

FEBRUARY 28, 2013

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

Sign up for electronic delivery at **franklintempleton.com/edelivery**

TAX-FREE INCOME

FRANKLIN TAX-FREE TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

| 1

Annual Report

Municipal Bond Market Overview

For the 12-month period ended February 28, 2013, the municipal bond market produced solid returns. During this period, the Barclays Municipal Bond Index, which tracks investment-grade municipal securities, returned +5.01%.1 In comparison, the Barclays U.S. Treasury Index returned +2.00%.1 The tax-exempt nature of most municipal bond coupon payments included in the Barclays Municipal Bond Index further enhanced the relative strength of municipal bond performance for the period under review.

The municipal market delivered positive performance even though Moody’s Investors Service, Standard & Poor’s (S&P) and Fitch, the three largest independent municipal bond rating agencies, lowered credit ratings of several municipalities during the review period. In 2012, the agencies collectively issued 1,469 downgrades to 838 upgrades. S&P was the only firm to boost more ratings than it downgraded, whereas Moody’s was the most aggressive, cutting 824 ratings while upgrading 187. Some of the more noteworthy downgrades over the past 12 months included Connecticut, Illinois, Pennsylvania and Puerto Rico. Despite the high number of downgrades during 2012, actual monetary defaults amounted to $2.7 billion or .072% of issues.2 Low default rates have been a characteristic of the municipal bond market since the Great Depression.

During the period, investors continued to buy municipal bonds and bond funds at a strong pace. According to the Investment Company Institute, investors committed $49.6 billion in new net purchases to municipal bond funds.3 Concurrent with investors’ appetite for municipal bonds, municipalities throughout the country borrowed for new purposes at the slowest rate since 1997. Strong demand for municipal bonds coupled with low supply drove the municipal market’s positive performance.

Individual investors choose to invest in the municipal bond market for various reasons. High personal income tax rates and tax-exempt yields offered on municipal bonds are often major drivers of an investor’s preference for municipal bonds. In addition, lower price volatility implicit in protracted periods of low interest rates can give investors confidence in their fixed income investments. Federal Reserve Board (Fed) Chairman Ben Bernanke testified before

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2. Source: BofA Merrill Lynch Global Research, “Muni Commentary: Monetary and Fiscal Policy in Flux,” 1/4/13.

3. Source: Investment Company Institute, Washington, DC 2013.

4 | Annual Report

the Senate Banking Committee on February 26, 2013, and reaffirmed the Fed’s commitment to keeping interest rates low. One of the Fed’s tools used to maintain low rates is the purchase of government and governmental agency debt in the secondary market. According to the February testimony, the Fed plans to continue with this strategy “well into the second half of 2013.” This continued strategy could help support further demand for municipal bonds.

After the November elections, discussions about ways to achieve deficit reduction included possibly changing municipal bonds’ tax-exempt status. Investor nervousness about such changes prompted outflows from municipal bond mutual funds in December that reached the highest weekly level since January 2011, according to Lipper Inc. Municipal bond prices fell and their yields rose near the end of 2012. Late on January 1, 2013, Congress agreed to raise income taxes on the wealthiest Americans and defer some federal spending cuts. The bill did not include changes to municipal bonds’ tax-exempt status.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis and opinions as of February 28, 2013, the end of the reporting period. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Annual Report | 5

Investment Strategy and

Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Franklin Alabama Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Alabama Tax-Free Income Fund

seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/13**

AAA 2.3%
AA 59.3%
A 21.4%
BBB 8.3%
Below Investment Grade 1.7%
Not Rated 7.0%

*Standard & Poor's (S&P) is used as the primary independent rating agency source. Moody's is secondary, and Fitch, if available, is used for securities not rated by Moody's or S&P. The ratings are an indication of an issuer's credit-worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $11.71 on February 29, 2012, to $11.91 on February 28, 2013. The Fund's Class A shares paid dividends totaling 43.24 cents per share for the

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Annual Report | 7

*Assumes shares were purchased and held for the entire accrual period. Prior to July 2012, this differed from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

same period.2 The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.36% based on an annualization of the 3.48 cent per share February dividend and the maximum offering price of $12.44 on February 28, 2013. An investor in the 2013 maximum combined effective federal and Alabama personal income tax bracket of 46.23% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.25% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

8 | Annual Report

State Update

Alabama’s economy improved late in 2012, as measured by a combination of total jobs, unemployment, total wages and hours worked in manufacturing. Manufacturing made gains in recent years, largely owing to the state’s low taxes, top-grade trade schools, right-to-work legislation that curbs labor unions, and other incentives for domestic and foreign companies. State officials estimated that the largest sources of job creation in 2012 were Department of Defense base realignment and closures, German conglomerate ThyssenKrupp’s steel plant, Austal USA’s shipbuilding activities and Dynetics’ aerospace and defense projects. Near period-end, Governor Bentley announced that Alabama exports posted a record high in 2012.

In the real estate market, residential sales increased year-over-year while available inventory and median prices declined. The state’s home foreclosure rate remained well below the national average. The manufacturing and professional and business services sectors led job gains, while the information, construction and government sectors lost jobs during the period. The state’s unemployment rate began the period at 7.2% and rose steadily through July 2012 to 7.6%. Improved economic conditions supported job growth and helped the unemployment rate decrease to 7.2% at period-end, which was lower than the 7.7% national rate.3

Alabama has two major operating funds, the Education Trust Fund, the main source of dollars for public schools and colleges, and the General Fund that is a major source of funding for Medicaid, prisons and other noneducation government programs. During fiscal year 2012 both funds continued to shrink as growth in appropriations and obligations outpaced revenue growth. The state’s fiscal year 2013 budget approved in May 2012 planned lower spending through modest decreases in public education and corrections while allowing a small increase in Medicaid funding. In October, voters approved a constitutional amendment allowing three years of General Fund borrowing from the Alabama Trust Fund, a reserve the state had previously created to invest oil and gas revenues. In February 2013, state officials estimated Alabama would end fiscal year 2013 with an Education Trust Fund surplus and a manageable General Fund deficit.

3. Source: Bureau of Labor Statistics.

Annual Report | 9

The state’s net-tax supported debt was 2.5% of personal income and $839 per capita, compared with the national medians of 2.8% and $1,117.4 Independent credit rating agency Standard & Poor’s (S&P) maintained its AA rating and stable outlook for the state’s general obligation debt.5 The rating and outlook reflected S&P’s expectation of the state’s large and diversifying economic base and appropriate policy responses to potential revenue shortfalls. However, a continuation of declining revenue trends could be detrimental to the state’s finances.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate S&P’s rating of the Fund.

10 | Annual Report

Performance Summary as of 2/28/13

Franklin Alabama Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/28/13.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/8/13 for the maximum combined effective federal and Alabama personal income tax rate of 46.23%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The 30-day standardized yield for the month ended 2/28/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2013 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

14 | Annual Report

Your Fund’s Expenses

Franklin Alabama Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

16 | Annual Report

Franklin Florida Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Florida Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes and any Florida personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/13**

AAA	9.2%
AA	34.7%
A	37.4%
BBB	16.0%
Below Investment Grade	1.2%
Not Rated	1.5%

*Standard & Poor's (S&P) is used as the primary independent rating agency source. Moody's is secondary, and Fitch, if available, is used for securities not rated by Moody's or S&P. The ratings are an indication of an issuer's creditworthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

Performance Overview

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Annual Report | 17

*Assumes shares were purchased and held for the entire accrual period. Prior to July 2012, this differed from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

same period.2 The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.14% based on an annualization of the 3.27 cent per share February dividend and the maximum offering price of $12.49 on February 28, 2013. An investor in the 2013 maximum federal income tax bracket of 39.60% (plus 3.8% Medicare tax) would need to earn a distribution rate of 5.55% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B and C shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

18 | Annual Report

State Update

During the 12-month reporting period, Florida’s economy continued to recover. The state’s troubled real estate market improved with increased sales, higher prices and shrinking inventory levels supported by historically low mortgage rates. Building permit activity increased, albeit from a low base. The leisure and hospitality; trade, transportation and utilities; and professional and business services sectors added jobs, while the information and government sectors had losses. Florida’s unemployment rate dropped to a five-year low of 7.7% at period-end, which matched the national rate.3

Florida’s fiscal year 2013 budget was not structurally balanced, with recurring appropriations exceeding recurring revenues. Lawmakers used trust fund transfers and spending cuts primarily in higher education, health and human services, and public safety to bridge the budget gap. Spending for K-12 education increased, however, as the state essentially restored the cuts made in fiscal year 2012. Since budget enactment, the state revised the recurring revenues slightly higher to reflect better-than-expected 2012 revenue performance while taking into account near-term economic challenges. As a result, the projected fiscal year 2013 structural imbalance narrowed and the estimated fund balance increased slightly. On January 31, 2013, the governor submitted his budget proposal for fiscal year 2014 to the state legislature. The governor’s budget would be the largest in Florida’s history, reflecting a projected increase in tax collections. The proposal would increase public education spending, enact corporate tax cuts and provide business owners with incentives to expand. To balance the budget, the proposal would make cuts to Medicaid spending, reduce the state workforce and continue to freeze state employees’ salaries. Florida’s legislature began debating the proposal near period-end.

Florida’s net tax-supported debt was 3.0% of personal income and $1,167 per capita, compared with the national medians of 2.8% and $1,117.4 Independent credit rating agency Standard & Poor’s (S&P) assigned Florida’s general obligation bonds its highest rating of AAA with a stable outlook.5 The rating and outlook reflected S&P’s view of the state’s significant progress in restoring structural budget balance in response to economic challenges and budgetary pressures, strong reserves that can help offset weak economic growth, moderately high but manageable debt burden, and good income levels.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate S&P’s rating of the Fund.

Annual Report | 19

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

20 | Annual Report

Performance Summary as of 2/28/13

Franklin Florida Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 21

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

22 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 23

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter. For Class B shares, 3/31/13 performance data are not available – all Class B shares were converted to Class A shares before the end of the quarter.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/13.

5. Taxable equivalent distribution rate and yield assume the 2013 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The 30-day standardized yield for the month ended 2/28/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2013 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

24 | Annual Report

Your Fund’s Expenses

Franklin Florida Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 25

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.15%; and C: 1.17%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

26 | Annual Report

Franklin Georgia Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Georgia Tax-Free Income Fund

seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Georgia Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2013.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.49 on February 29, 2012, to $12.80 on February 28, 2013. The Fund’s Class A shares paid dividends totaling 44.52 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 107.

Annual Report | 27

*Assumes shares were purchased and held for the entire accrual period. Prior to July 2012, this differed from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

same period.2 The Performance Summary beginning on page 31 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.34% based on an annualization of the 3.72 cent per share February dividend and the maximum offering price of $13.37 on February 28, 2013. An investor in the 2013 maximum combined effective federal and Georgia personal income tax bracket of 46.80% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.28% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

28 | Annual Report

State Update

Georgia’s diverse economy continued to recover during the 12 months under review. Business investment and consumer spending growth slowed in the fourth quarter of 2012 largely because of concerns about potential federal budget cuts, but the state’s troubled housing and labor markets made gains. Georgia’s housing market improved with higher prices and sales levels. The foreclosure rate remained high but declined dramatically during the period. The state’s unemployment rate reached a four-year low of 8.6% at period-end, which was higher than the 7.7% national average.3 The information, leisure and hospitality, and professional and business services sectors expanded, while the mining and logging sector and government sector contracted.

Lawmakers wrote the state’s fiscal year 2013 budget based on projected moderate revenue growth. Most additional funding was appropriated for student enrollment growth, filling Medicaid shortfalls and the state health benefit plan, and making required retirement plan payments. Lawmakers included base spending reductions by most agencies as well as consolidation of some agencies to keep the budget balanced. Near period-end, Georgia’s senate approved a mid-year budget revision that reflected underperforming tax collections. Accordingly, the revision’s net spending levels differed little from those found in the original budget. Lawmakers were able to adjust education spending levels to accommodate enrollment growth and transfer federal funds to the state’s Medicaid program. In January 2013, the governor issued his budget proposal for fiscal year 2014. The proposal recommended increased spending on education, transportation and utility projects and budget cuts for state agencies. Near period-end, the legislature began reviewing the proposal.

Georgia’s net tax-supported debt was 3.1% of personal income and $1,099 per capita, compared with the national medians of 2.8% and $1,117.4 Independent credit rating agency Standard & Poor’s (S&P) assigned Georgia’s general obligation debt its highest rating of AAA with a stable outlook.5 The rating and outlook reflected S&P’s view of the state’s ongoing economic recovery, a history of restoring fiscal balance by making budget adjustments, and a revenue shortfall reserve that is being gradually replenished.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate S&P’s rating of the Fund.

Annual Report | 29

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

30 | Annual Report

Performance Summary as of 2/28/13

Franklin Georgia Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 31

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

32 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/28/13.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/8/13 for the maximum combined effective federal and Georgia personal income tax rate of 46.80%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The 30-day standardized yield for the month ended 2/28/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2013 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 33

Your Fund’s Expenses

Franklin Georgia Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

34 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 35

Franklin Kentucky Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Kentucky Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.62 on February 29, 2012, to $11.86 on February 28, 2013. The Fund’s Class A shares paid dividends totaling 42.90 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 114.

36 | Annual Report

same period.2 The Performance Summary beginning on page 39 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.27%. An investor in the 2013 maximum combined effective federal and Kentucky personal income tax bracket of 46.80% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.15% from a taxable investment to match the Fund’s Class A tax-free distribution rate. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

Commonwealth Update

Kentucky experienced a period of healthy economic growth during the 12 months under review. Lawmakers supported this recovery by offering businesses tax incentives to relocate or expand in the commonwealth. Kentucky’s unemployment rate remained consistently higher than the national average but reached a five-year low of 7.9% in January and February 2013, compared to the 7.7% national average.3 The manufacturing, leisure and hospitality, and financial activities sectors added jobs, while the mining and logging, information and other services sectors contracted.

Lawmakers addressed many of the structural issues hampering the fiscal 2013–2014 biennial budget by reducing Kentucky’s reliance on one-time measures to fund recurring expenses. They also included a modest revenue growth forecast and spending reductions to most state agencies. Key areas exempted fully or partially from general fund spending cuts included certain education, health care and public safety programs, as well as debt service payments. Near period-end, lawmakers announced that despite meager growth in sales tax collections, revenue collections through the first half of fiscal year 2013 exceeded expectations. The commonwealth’s pension obligations, however, threatened to consume this gain as a result of decreasing funding levels, early retirement incentives, increasing health care costs and poor investment performance.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

Annual Report | 37

Kentucky’s net tax-supported debt was 6.1% of personal income and $2,035 per capita, compared with the national medians of 2.8% and $1,117.4 Near period-end, independent credit rating agency Standard & Poor’s (S&P) affirmed Kentucky’s AA- issuer rating but downgraded its outlook to negative.5 The rating reflected S&P’s assessment of the commonwealth’s recovering economic base, conservative revenue forecasting and moderate debt balance. The negative outlook reflected S&P’s assessment of the commonwealth’s structural budgetary imbalance and its large and growing unfunded pension liability.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate S&P’s rating of the Fund.

38 | Annual Report

Performance Summary as of 2/28/13

Franklin Kentucky Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 39

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 3.38 cent per share February dividend and the maximum offering price of $12.39 per share on 2/28/13.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/8/13 for the maximum combined effective federal and Kentucky personal income tax rate of 46.80%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The 30-day standardized yield for the month ended 2/28/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2013 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

40 | Annual Report

Your Fund’s Expenses

Franklin Kentucky Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 41

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

42 | Annual Report

Franklin Louisiana Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Louisiana Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Louisiana Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2013.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.88 on February 29, 2012, to $12.04 on February 28, 2013. The Fund’s Class A shares paid dividends totaling 43.23 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 119.

Annual Report | 43

*Assumes shares were purchased and held for the entire accrual period. Prior to July 2012, this differed from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

same period.2 The Performance Summary beginning on page 47 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.23% based on an annualization of the 3.38 cent per share February dividend and the maximum offering price of $12.57 on February 28, 2013. An investor in the 2013 maximum combined effective federal and Louisiana personal income tax bracket of 46.80% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.07% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

44 | Annual Report

State Update

Louisiana’s economic performance continued to exceed the nation’s during the year under review. Thanks to an aggressive economic development effort, the state achieved its highest levels of capital investment and job creation and retention since the onset of the Great Recession. This growth helped the unemployment rate reach a three-year low of 5.6% in December 2012. By period-end, the local rate settled at 6.0%, which was lower than the 7.7% national average.3 The information, construction, and professional and business services employment sectors gained jobs, while the other services, mining and logging, and government sectors suffered losses.

Louisiana ended fiscal year 2012 on June 30, 2012, with a surplus that under-performed expectations. Louisiana’s enacted fiscal year 2013 budget was only slightly higher than its fiscal year 2012 budget and closed a gap by transferring funds. In December 2012, lawmakers announced a series of fiscal mid-year cuts to health care to close a projected deficit caused by lower-than-expected revenues and higher-than-expected education costs. Near period-end, the governor submitted his budget proposal for fiscal year 2014 to the legislature. The governor’s proposal would close a gap with a mix of measures, including privatizing public hospitals, eliminating government jobs and using nonrecurring resources. The legislature began debating the proposal and will convene in April 2013 to make revisions.

Louisiana’s net tax-supported debt was 3.7% of personal income and $1,398 per capita, compared with the national medians of 2.8% and $1,117.4 Independent credit rating agency Standard & Poor’s (S&P) assigned Louisiana’s general obligation debt an AA rating with a stable outlook.5 The rating and outlook reflected S&P’s view of the state’s improving economy, strong governmental framework that limits budgeted expenses to current revenues and reserves, financial flexibility and healthy liquidity position. According to S&P, these strengths were somewhat tempered by the state’s recent, low general fund operating reserves and below-average pension and other post-employment benefits funding ratios.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate S&P’s rating of the Fund.

Annual Report | 45

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

46 | Annual Report

Performance Summary as of 2/28/13

Franklin Louisiana Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FKLAX)		Change	2/28/13	2/29/12
Net Asset Value (NAV)		+$0.16	$12.04	$11.88
Distributions (3/1/12–2/28/13)				
Dividend Income	$0.4323			
Class C (Symbol: FLAIX)		**Change**	**2/28/13**	**2/29/12**
Net Asset Value (NAV)		+$0.18	$12.21	$12.03
Distributions (3/1/12–2/28/13)				
Dividend Income	$0.3643			

Performance

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+5.06%	+38.26%	+59.67%
Average Annual Total Return[2]		+0.57%	+5.77%	+4.34%
Avg. Ann. Total Return (3/31/13)[3]		+0.58%	+4.91%	+4.25%
Distribution Rate[4]	3.23%			
Taxable Equivalent Distribution Rate[5]	6.07%			
30-Day Standardized Yield[6]	2.29%			
Taxable Equivalent Yield[5]	4.30%			
Total Annual Operating Expenses[7]	0.68%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+4.58%	+34.71%	+51.23%
Average Annual Total Return[2]		+3.58%	+6.14%	+4.22%
Avg. Ann. Total Return (3/31/13)[3]		+3.47%	+5.25%	+4.12%
Distribution Rate[4]	2.75%			
Taxable Equivalent Distribution Rate[5]	5.17%			
30-Day Standardized Yield[6]	1.84%			
Taxable Equivalent Yield[5]	3.46%			
Total Annual Operating Expenses[7]	1.23%			

Annual Report | 47

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

48 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/28/13.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/8/13 for the maximum combined effective federal and Louisiana personal income tax rate of 46.80%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The 30-day standardized yield for the month ended 2/28/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2013 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 49

Your Fund’s Expenses

Franklin Louisiana Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

50 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 51

Franklin Maryland Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Maryland Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Maryland Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2013.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.90 on February 29, 2012, to $11.98 on February 28, 2013. The Fund’s Class A shares paid dividends totaling 43.02 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 127.

52 | Annual Report

*Assumes shares were purchased and held for the entire accrual period. Prior to July 2012, this differed from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

same period.2 The Performance Summary beginning on page 56 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.07% based on an annualization of the 3.20 cent per share February dividend and the maximum offering price of $12.51 on February 28, 2013. An investor in the 2013 maximum combined effective federal and Maryland state and local personal income tax bracket of 48.47% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.96% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 53

State Update

Maryland’s broad-based economy has historically grown at a healthy pace. The state’s population growth rate slowed but exceeded the national average, while its per-capita gross product was above average. Additionally, the state’s unemployment rate has been historically lower than the national average. During the period, the manufacturing and information sectors experienced job losses while most other sectors expanded, led by leisure and hospitality; education and health services; and mining, logging and construction. Despite recent increases, at period-end, Maryland’s 6.6% unemployment rate was significantly lower than the 7.7% national average.3

The state has benefited from employment shifts resulting from the 2005 federal military base closure and realignment process, as well as the National Agency’s continued expansion at Fort Meade, gaining predominantly high education and high technology jobs that had a proportionally greater impact on income growth. However, the federal government’s significant presence in Maryland makes the state’s economy and budget susceptible to potential federal austerity measures, which led state officials to incorporate potential federal spending cuts into revenue forecasts. Federal jobs represented more than 5% of the state’s total employment, compared to approximately 2% nationally.4

At period-end, Maryland’s general fund was expected to end fiscal year 2013 with a sizable surplus as strength in personal income tax revenues offset weakness in sales and use tax and corporate income tax collections. State officials also projected a substantial balance in the revenue stabilization account, which should facilitate management of future budget volatility. State officials identified a structural gap for fiscal year 2014, which they intended to address with minor revenue adjustments and general fund reductions.

Maryland’s net tax-supported debt was 3.6% of personal income and $1,742 per capita, compared with the national medians of 2.8% and $1,117.5 Standard & Poor’s (S&P) assigned Maryland’s general obligation bonds its highest rating of AAA with a stable outlook.6 The rating and outlook reflected S&P’s view of the state’s strong economy, high wealth and income levels, historically prudent fiscal management, and a moderate debt burden enhanced by a well-defined debt affordability model.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “New Issue: Moody’s assigns Aaa rating to $1 billion of Maryland general obligation new money and refunding bonds,” 2/25/13.

5. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

6. This does not indicate S&P’s rating of the Fund.

54 | Annual Report

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 55

Performance Summary as of 2/28/13

Franklin Maryland Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

56 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Annual Report | 57

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

58 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/13.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/8/13 for the maximum combined effective federal and Maryland state and local personal income tax rate of 48.47%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The 30-day standardized yield for the month ended 2/28/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +30.33% and +7.50%.

9. Source: © 2013 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 59

Your Fund’s Expenses

Franklin Maryland Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

60 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 61

Franklin Missouri Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Missouri Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Missouri Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2013.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.61 on February 29, 2012, to $12.77 on February 28, 2013. The Fund’s Class A shares paid dividends totaling 45.59 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 135.

62 | Annual Report

*Assumes shares were purchased and held for the entire accrual period. Prior to July 2012, this differed from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

same period.2 The Performance Summary beginning on page 66 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.30% based on an annualization of the 3.67 cent per share February dividend and the maximum offering price of $13.34 on February 28, 2013. An investor in the 2013 maximum combined effective federal and Missouri personal income tax bracket of 46.80% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.20% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 63

State Update

During the reporting period, Missouri’s diverse economy continued its recovery. Home prices appreciated for three consecutive quarters, and residential and commercial construction activity increased. Farmland values, however, fell during the summer of 2012 because of a drought that also caused agricultural incomes to drop amid higher production costs and reduced yields. The state’s manufacturing activity continued to support job growth for most of the period, particularly the automotive production industry. The construction, mining and logging, and leisure and hospitality sectors also contributed to job growth, while the information sector lost jobs. Missouri’s unemployment rate reached a four-year low of 6.6% in November 2012. By period-end, the local unemployment rate settled at 6.7%, which was lower than the 7.7% national average.3

The state’s fiscal year 2013 budget bridged a gap caused by the loss of federal stimulus funds through the use of Medicaid reforms, staffing and program cuts, savings from debt refundings, and a revenue growth projection that was in line with the actual revenue growth rate in fiscal year 2012. In January 2013, lawmakers announced that revenue collections grew during the first half of fiscal year 2013, largely as a result of improved economic conditions. The governor’s budget plan for fiscal year 2014, which will begin on July 1, 2013, called for an increase in education spending, cuts to the state’s workforce and a significant expansion in Medicaid coverage. Near period-end, the legislature rejected the Medicaid plan and continued debating the rest of the governor’s proposal.

Missouri’s net tax-supported debt was 2.0% of personal income and $741 per capita, compared with the national medians of 2.8% and $1,117.4 Independent credit rating agency Moody’s Investors Service assigned Missouri’s general obligation bonds a rating of Aaa, but near period-end, downgraded its outlook to negative from stable.5 The rating reflected Moody’s view of the state’s historically excellent financial performance, healthy reserve levels, strong fiscal management controls and moderate debt burden. Moody’s revised several states’ outlooks based on analysis following its August 2011 downgrade of the nation’s outlook to negative. The Missouri downgrade reflected Moody’s view of the state’s economic sensitivity to federal spending reductions, dependence on federal transfers or exposure to capital market disruption.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate Moody’s rating of the Fund.

64 | Annual Report

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 65

Performance Summary as of 2/28/13

Franklin Missouri Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

66 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Annual Report | 67

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

68 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/13.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/8/13 for the maximum combined effective federal and Missouri personal income tax rate of 46.80%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The 30-day standardized yield for the month ended 2/28/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +29.55% and +7.32%.

9. Source: © 2013 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 69

Your Fund’s Expenses

Franklin Missouri Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

70 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 71

Franklin North Carolina Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin North Carolina Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin North Carolina Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2013.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.79 on February 29, 2012, to $12.96 on February 28, 2013. The Fund’s Class A shares paid dividends totaling 45.07 cents per share for the same period.2 The Performance Summary beginning on page 75 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.01% based on an annualization of the 3.40 cent per share February dividend and the maximum offering price of $13.54 on February 28, 2013. An investor in the 2013 maximum combined effective federal and North Carolina personal

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 145.

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*Assumes shares were purchased and held for the entire accrual period. Prior to July 2012, this differed from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

income tax bracket of 47.79% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.76% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

State Update

During the year under review, North Carolina’s economy continued its modest recovery. Home sales and price levels improved in 2012, supported by job market growth and historically low mortgage rates. The state’s two largest cities, Raleigh and Charlotte, experienced rapid growth during the reporting period. Raleigh benefited from its proximity to a cluster of universities and research institutions, as well as its affordable cost of living. These features attracted a growing population of well-educated workers. Charlotte’s job market improved after a number of retail, hospitality and health care companies set up operations in the area. North Carolina’s unemployment rate declined during the period

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from 9.9% to 9.4% but remained considerably higher than the 7.7% national rate.3 The leisure and hospitality, information, and professional and business services sectors expanded, while the mining and logging sector and construction sector lost jobs.

North Carolina’s fiscal 2012–2013 biennial budget faced a significant gap largely because of expiration of federal stimulus programs and the state’s temporary tax increase. Lawmakers attempted to balance the budget by reducing spending on education and health and human services. The general fund grew more than projected as a result of improved revenue collections and lower-than-budgeted spending but ended fiscal year 2012 with a slight deficit. Newly elected governor Pat McCrory will submit a budget proposal to the legislature in March 2013.

North Carolina’s net tax-supported debt was 2.3% of personal income and $815 per capita, compared with the national medians of 2.8% and $1,117.4 Independent credit rating agency Standard & Poor’s (S&P) assigned North Carolina’s general obligation debt its highest rating of AAA with a stable outlook.5 The rating and outlook reflected S&P’s view of the state’s diverse economic base, moderate debt burden and prudent fiscal management that included proactive responses to budget shortfalls and surpluses to retain structural balance.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details. During the reporting period, Puerto Rico experienced downgrades from Moody’s Investors Service that contributed to the underperformance of Puerto Rico bonds versus the market.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate S&P’s rating of the Fund.

Performance Summary as of 2/28/13

Franklin North Carolina Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

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Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

76 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/13.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/8/13 for the maximum combined effective federal and North Carolina personal income tax rate of 47.79%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The 30-day standardized yield for the month ended 2/28/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +29.07% and +7.22%.

9. Source: © 2013 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

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Your Fund’s Expenses

Franklin North Carolina Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

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Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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Franklin Virginia Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Virginia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Virginia Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2013.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.10 on February 29, 2012, to $12.25 on February 28, 2013. The Fund’s Class A shares paid dividends totaling 43.77 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 155.

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*Assumes shares were purchased and held for the entire accrual period. Prior to July 2012, this differed from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

same period.2 The Performance Summary beginning on page 85 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.12% based on an annualization of the 3.33 cent per share February dividend and the maximum offering price of $12.79 on February 28, 2013. An investor in the 2013 maximum combined effective federal and Virginia personal income tax bracket of 46.65% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.85% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

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Commonwealth Update

Virginia’s resilient economy continued to recover during the 12 months under review. The commonwealth’s well-educated work force and proximity to Washington, DC’s relatively stable federal labor market helped the local economy weather the Great Depression’s effects better than many other states. By period-end, Virginia’s unemployment rate settled at a four-year low of 5.6%, which was lower than the 7.7% national average.3 The financial activities sector and education and health services sector contributed to job growth, while the mining and logging sector and information sector lost jobs. Consistent with relatively low unemployment, Virginia’s home prices and sales levels rose in 2012. Independent credit rating agency Standard & Poor’s (S&P) noted that Virginia’s labor market remained anchored by government and military employers. S&P believed this reliance on federal funding could present potential challenges amid upcoming federal budget cuts.

Virginia ended fiscal year 2012 with a slight surplus resulting from reduced agency spending and higher-than-expected personal income and payroll tax collections. Lawmakers transferred almost a third of the surplus to the commonwealth’s Revenue Stabilization Fund for fiscal year 2013. Revenue collections in the early months of fiscal year 2013 were slow, but later improved as a result of strong growth in corporate taxes and insurance premiums. Near period-end, lawmakers approved revisions to the current fiscal 2013–2014 biennial budget including the establishment of a framework to implement Medicaid expansion and a series of tax cuts and increases designed to overhaul the commonwealth’s transportation funding.

The commonwealth’s debt burden was moderate, with net tax-supported debt of 2.6% of personal income and $1,169 per capita, compared with the 2.8% and $1,117 national medians.4 S&P maintained its top, AAA rating for Virginia with a stable outlook, noting the commonwealth’s strong management practices.5 Moody’s also maintained its Aaa rating based on the commonwealth’s conservative fiscal management, diverse local economy and low debt burden, but included a negative outlook due to Virginia’s indirect linkage to the U.S. government’s weakened credit profile based on its dependence on federal employment and spending.5

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate a rating of the Fund.

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Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

84 | Annual Report

Performance Summary as of 2/28/13

Franklin Virginia Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 85

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

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Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/13.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/8/13 for the maximum combined effective federal and Virginia personal income tax rate of 46.65%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The 30-day standardized yield for the month ended 2/28/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +27.67% and +6.90%.

9. Source: © 2013 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

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Your Fund’s Expenses

Franklin Virginia Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

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Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

90 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 91

92 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013

Franklin Alabama Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 95.8%		
Alabama 83.5%		
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	$ 3,000,000	$ 3,587,790
Alabaster Sewer Revenue, NATL Insured, 5.00%, 4/01/29	2,055,000	2,083,647
Anniston PBA Building Revenue, Judicial Center Project, AGMC Insured, 5.00%, 3/01/43	4,120,000	4,586,920
Athens GO, wts., XLCA Insured, 5.00%, 2/01/36	2,560,000	2,824,550
Auburn University General Fee Revenue,		
Refunding, Series A, 5.00%, 6/01/31	3,000,000	3,560,730
Series A, 5.00%, 6/01/27	5,035,000	6,127,796
Series A, 5.00%, 6/01/34	7,500,000	8,754,900
Series A, AGMC Insured, 5.00%, 6/01/38	5,000,000	5,589,300
Baldwin County Board of Education Revenue, School wts., Refunding, 5.00%,		
6/01/24	2,605,000	3,120,165
6/01/25	2,735,000	3,253,611
6/01/26	2,870,000	3,385,854
6/01/27	3,015,000	3,540,816
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, Series A, Assured Guaranty, 5.00%, 6/01/39	3,825,000	4,078,521
Birmingham Special Care Facilities Financing Authority, Health Care Facility Revenue, Children's Hospital, Assured Guaranty, 6.00%, 6/01/39	4,000,000	4,606,680
Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty, 5.25%, 1/01/39	5,950,000	6,563,088
Butler County IDA Environmental Improvement Revenue, International Paper, Series A, 7.00%, 9/01/32	1,000,000	1,139,660
Butler County Public Education Cooperative District, Limited Obligation School, Series A, XLCA Insured, 5.00%, 7/01/37	9,025,000	9,249,722
Central Elmore Water and Sewer Authority Revenue, Water, NATL Insured, 5.00%, 1/01/29	4,290,000	4,537,061
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%,		
8/01/30	5,250,000	6,040,230
8/01/37	5,000,000	5,578,600
Cullman Utilities Board Water Revenue, AGMC Insured, 5.00%, 9/01/41	3,000,000	3,367,680
DCH Health Care Authority Health Care Facilities Revenue, 5.125%, 6/01/36	7,000,000	7,367,010
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,		
Series A, 5.25%, 9/01/36	5,000,000	5,734,300
Series B, 5.50%, 9/01/33	4,500,000	5,258,790
Etowah County Board of Education Special Tax, School wts.,		
AGMC Insured, Pre-Refunded, 5.00%, 9/01/24	2,580,000	2,640,346
AGMC Insured, Pre-Refunded, 5.00%, 9/01/28	1,225,000	1,253,653
AGMC Insured, Pre-Refunded, 5.00%, 9/01/33	1,510,000	1,545,319
Refunding, AGMC Insured, 5.00%, 9/01/24	1,655,000	1,679,444
Refunding, AGMC Insured, 5.00%, 9/01/28	775,000	785,222
Refunding, AGMC Insured, 5.00%, 9/01/33	990,000	1,001,652
Fairfield GO, wts., AMBAC Insured,		
5.00%, 2/01/29	285,000	287,018
Pre-Refunded, 5.00%, 2/01/29	325,000	338,803
Franklin County GO, wts., Series B, AMBAC Insured, 5.125%, 10/01/33	2,000,000	2,029,260
Homewood GO Capital Improvement wts., 5.00%, 9/01/42	2,000,000	2,271,560
Houston County Health Care Authority Revenue, Refunding, Series A, AMBAC Insured, 5.25%, 10/01/30	5,000,000	5,165,600

Annual Report | 93

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Alabama Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Alabama (continued)		
Huntsville GO,		
Capital Improvement and Refunding wts.,, Series A, 5.00%, 3/01/24	$ 2,760,000	$ 3,391,405
Refunding and Capital Improvement wts., Series A, 5.00%, 3/01/31	1,245,000	1,476,495
Huntsville PBA Lease Revenue, Municipal Justice and Public Safety Center, Capital Improvement and Refunding, NATL Insured, 5.00%, 10/01/33	8,000,000	9,027,600
Jefferson County Limited Obligation School wts. Revenue, Series A, 5.00%, 1/01/24	2,000,000	1,978,460
Jefferson County Sewer Revenue, wts., ETM, 7.50%, 9/01/13	60,000	61,130
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty, 5.125%, 4/01/33	7,410,000	8,156,631
Limestone County Water and Sewer Authority Water Revenue,		
AMBAC Insured, 5.00%, 12/01/29	1,540,000	1,618,463
AMBAC Insured, 5.00%, 12/01/31	3,910,000	4,089,273
Assured Guaranty, 5.00%, 12/01/39	3,750,000	4,148,887
Madison County Board of Education Capital Outlay Revenue, Tax Anticipation wts.,		
Assured Guaranty, 5.125%, 9/01/34	600,000	661,206
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/34	1,000,000	1,070,080
Madison GO, wts., Refunding, XLCA Insured, 4.75%, 12/01/36	1,000,000	1,086,890
Madison Water and Wastewater Board Water and Sewer Revenue, Refunding, Series A, XLCA Insured, 4.75%, 12/01/31	7,500,000	8,279,175
Marshall County Health Care Authority Revenue, Refunding, AMBAC Insured, 4.75%, 2/01/33	3,000,000	3,033,960
Mobile GO, wts., Refunding and Improvements, Series B, 5.50%, 2/15/30	2,000,000	2,205,900
Mobile Public Educational Building Authority Revenue, Limited Obligation School, Series A, Assured Guaranty, 5.00%, 3/01/33	6,500,000	7,158,320
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Mobile Water, BHAC Insured, 5.00%, 1/01/36	10,000,000	10,810,400
Montgomery Waterworks and Sanitary Sewer Board Water and Sewer System Revenue, Refunding, 5.00%, 3/01/25	2,000,000	2,458,140
Morgan County Board of Education Capital Outlay School wts., Revenue, 5.00%, 3/01/35	7,020,000	8,106,977
Opelika Water Board Revenue, Assured Guaranty, 5.00%, 6/01/37	3,000,000	3,351,840
Orange Beach Water Sewer and Fire Protection Authority Revenue, NATL Insured, Pre-Refunded, 5.00%, 5/15/35	2,000,000	2,202,640
Oxford GO, wts., Series C, 5.00%,		
10/01/27	1,295,000	1,548,367
10/01/28	1,360,000	1,616,850
10/01/29	1,435,000	1,698,452
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	2,000,000	2,248,020
Saint Clair County PBA Revenue, wts., DHR Building Project, Series A, 5.00%, 9/01/37	2,000,000	2,242,160
Selma IDBR, Gulf Opportunity Zone,		
International Paper Co. Project, Series A, 5.375%, 12/01/35	3,000,000	3,331,890
International Paper Co. Projects, Series A, 5.80%, 5/01/34	3,000,000	3,382,680
Sheffield GO, wts., AMBAC Insured, 5.125%, 5/01/33	2,610,000	2,616,682
Troy Public Educational Building Authority Dormitory Revenue, Troy University Housing LLC Project, Series A, Assured Guaranty, 5.00%, 9/01/32	5,000,000	5,299,950
Troy Public Educational Building Authority Educational Facilities Revenue, AGMC Insured, 5.25%, 12/01/40	2,000,000	2,252,700
Trussville GO, wts., Series A, NATL RE, FGIC Insured, 5.00%, 10/01/36	4,740,000	5,143,232

94 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 95

Franklin Tax-Free Trust

Financial Highlights

Franklin Florida Tax-Free Income Fund

Class A	2013	2012[a]	Year Ended February 28, 2011	2010	2009
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$11.88	$11.08	$11.45	$10.90	$11.17
Income from investment operations[b]:					
Net investment income[c]	0.47	0.52	0.53	0.53	0.53
Net realized and unrealized gains (losses)	0.13	0.81	(0.37)	0.55	(0.27)
Total from investment operations	0.60	1.33	0.16	1.08	0.26
Less distributions from:					
Net investment income	(0.46)	(0.53)	(0.53)	(0.53)	(0.52)
Net realized gains	(0.06)	—	—	—	(0.01)
Total distributions	(0.52)	(0.53)	(0.53)	(0.53)	(0.53)
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$11.96	$11.88	$11.08	$11.45	$10.90
Total return[f]	5.15%	12.26%	1.38%	10.09%	2.37%
Ratios to average net assets					
Expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Net investment income	3.95%	4.57%	4.62%	4.74%	4.77%
Supplemental data					
Net assets, end of year (000's)	$1,023,241	$1,022,293	$1,015,181	$1,137,684	$1,155,202
Portfolio turnover rate	24.13%	6.48%	11.13%	9.22%	10.74%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

96 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Highlights *(continued)*

Franklin Florida Tax-Free Income Fund

Class B	Year Ended February 28, 2013	2012[a]	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$11.98	$11.17	$11.55	$10.99	$11.25
Income from investment operations[b]:					
Net investment income[c]	0.42	0.46	0.47	0.48	0.47
Net realized and unrealized gains (losses)	0.13	0.82	(0.38)	0.55	(0.26)
Total from investment operations	0.55	1.28	0.09	1.03	0.21
Less distributions from:					
Net investment income	(0.40)	(0.47)	(0.47)	(0.47)	(0.46)
Net realized gains	(0.06)	—	—	—	(0.01)
Total distributions	(0.46)	(0.47)	(0.47)	(0.47)	(0.47)
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$12.07	$11.98	$11.17	$11.55	$10.99
Total return[f]	4.63%	11.66%	0.73%	9.50%	1.89%
Ratios to average net assets					
Expenses	1.15%	1.17%	1.17%	1.17%	1.17%
Net investment income	3.42%	4.02%	4.07%	4.19%	4.22%
Supplemental data					
Net assets, end of year (000's)	$220	$4,218	$12,059	$26,305	$36,536
Portfolio turnover rate	24.13%	6.48%	11.13%	9.22%	10.74%

[a]For the year ended February 29.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Amount rounds to less than $0.01 per share.

[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 97

Franklin Tax-Free Trust

Financial Highlights *(continued)*

Franklin Florida Tax-Free Income Fund

Class C	Year Ended February 28, 2013	2012[a]	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$12.08	$11.25	$11.63	$11.06	$11.32
Income from investment operations[b]:					
Net investment income[c]	0.41	0.47	0.47	0.48	0.48
Net realized and unrealized gains (losses)	0.14	0.83	(0.38)	0.56	(0.27)
Total from investment operations	0.55	1.30	0.09	1.04	0.21
Less distributions from:					
Net investment income	(0.40)	(0.47)	(0.47)	(0.47)	(0.46)
Net realized gains	(0.06)	—	—	—	(0.01)
Total distributions	(0.46)	(0.47)	(0.47)	(0.47)	(0.47)
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$12.17	$12.08	$11.25	$11.63	$11.06
Total return[f]	4.56%	11.74%	0.70%	9.53%	1.86%
Ratios to average net assets					
Expenses	1.17%	1.17%	1.17%	1.17%	1.17%
Net investment income	3.40%	4.02%	4.07%	4.19%	4.22%
Supplemental data					
Net assets, end of year (000's)	$132,581	$116,393	$112,199	$119,496	$109,884
Portfolio turnover rate	24.13%	6.48%	11.13%	9.22%	10.74%

[a]For the year ended February 29.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 93.1%		
Florida 79.8%		
Alachua County Health Facilities Authority Health Facilities Revenue, Shands Healthcare Project, Refunding,		
Series D-1, 6.50%, 12/01/19	$ 1,215,000	$ 1,476,893
Series D-1, 6.75%, 12/01/22	1,000,000	1,197,460
Series D-2, 6.75%, 12/01/30	5,000,000	5,869,150
Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc. Project,		
7.00%, 4/01/39	2,000,000	2,483,680
Refunding, Series A, 5.00%, 4/01/31	7,260,000	8,125,174
Broward County Educational Facilities Authority Revenue, Educational Facilities, Nova Southeastern University, Refunding, Series B, 5.60%, 4/01/29	3,180,000	3,238,480
Broward County HFA, MFHR, Stirling Apartments Phase II, Series A,		
5.35%, 10/01/29	990,000	990,386
5.40%, 4/01/39	1,980,000	1,980,574
Broward County Water and Sewer Utility Revenue, Series A,		
5.25%, 10/01/34	2,200,000	2,595,560
5.00%, 10/01/37	2,500,000	2,938,325
Citizens Property Insurance Corp. Revenue,		
High-Risk Account, senior secured, Series A-1, 6.00%, 6/01/17	5,000,000	5,963,750
Personal Lines Account/Commercial Lines Account, senior secured, Series A-1, 5.00%, 6/01/22	10,000,000	11,869,100
Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%, 8/15/23	7,280,000	7,305,626
Clearwater Water and Sewer Revenue, Series A, 5.25%, 12/01/39	2,000,000	2,260,900
Collier County IDA Health Care Facilities Revenue, NCH Healthcare System Project, 6.25%, 10/01/39	5,000,000	5,791,850
Crossing at Fleming Island CDD Special Assessment, Refunding, Series B, NATL Insured, 5.80%, 5/01/16	4,160,000	4,161,664
Duval County School Board COP, Master Lease Program, Series A, Assured Guaranty, 5.25%, 7/01/35	10,000,000	11,116,200
Escambia County Health Facilities Authority Health Facility Revenue, Baptist Hospital Inc. Project,		
Refunding, Series A, 5.75%, 8/15/29	7,195,000	8,319,147
Series A, 6.00%, 8/15/36	11,000,000	12,772,650
Escambia County HFA Dormitory Revenue, University of West Florida Foundation Inc. Project, Refunding, NATL Insured, 5.00%, 6/01/31	6,580,000	6,695,150
Florida HFAR, Homeowner Mortgage, Series 1, NATL Insured, 5.625%, 7/01/17	890,000	891,415
Florida HFC Revenue,		
Brenwood Trace Apartments, Series E-1, AGMC Insured, 5.80%, 12/01/38	4,215,000	4,215,000
Homeowner Mortgage, Series 4, GNMA Secured, 6.375%, 7/01/38	1,400,000	1,434,300
Housing-Waverly Apartments, Series C-1, AGMC Insured, 6.50%, 7/01/40	3,000,000	3,004,110
Florida Higher Educational Facilities Financing Authority Revenue,		
Bethune Cookman University, Refunding, 5.375%, 7/01/32	3,500,000	3,898,965
Nova Southeastern University, 6.375%, 4/01/31	2,750,000	3,217,362
Rollins College Project, 5.00%, 12/01/37	10,000,000	11,044,400
Florida State Board of Education Public Education GO, Capital Outlay, Refunding, Series D, 6.00%, 6/01/23	15,000,000	20,413,350
Florida State Board of Education Public Education GO, Capital Outlay, Series A, 5.50%, 6/01/38	10,000,000	11,938,200

Annual Report | 99

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
Florida State Board of Education Public Education GO, Capital Outlay,		
Refunding, Series C, 5.00%, 6/01/28	$17,795,000	$ 21,591,385
Series F, 5.00%, 6/01/41	5,960,000	6,782,182
Series H, 5.00%, 6/01/40	7,295,000	8,242,766
Florida State GO, Department of Transportation, Right of Way, Refunding, Series B, 5.00%, 7/01/26	12,500,000	15,270,000
Florida State Governmental Utility Authority Utility Revenue, Lehigh Utility System, Refunding, 5.25%, 10/01/40	5,000,000	5,643,050
Florida State Higher Education Facilities Financial Authority Revenue, University of Tampa Project, Refunding, Series A, 5.25%, 4/01/42	2,000,000	2,209,420
Florida State Mid-Bay Bridge Authority Revenue,		
Exchangeable, Series D, ETM, 6.10%, 10/01/22	3,545,000	4,699,181
Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25	9,845,000	6,198,904
Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26	2,500,000	1,490,975
Series A, ETM, 6.875%, 10/01/22	6,000,000	8,165,100
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41	3,750,000	4,313,175
Florida State Municipal Power Agency Revenue,		
All-Requirements Power Supply Project, Series A, 5.00%, 10/01/31	6,000,000	6,735,780
All-Requirements Power Supply Project, Series A, 6.25%, 10/01/31	2,000,000	2,442,420
Stanton Project, Refunding, 5.50%, 10/01/19	1,000,000	1,242,370
Florida State Turnpike Authority Turnpike Revenue, Department of Transportation, Refunding, Series A, 5.00%, 7/01/35	5,000,000	5,525,650
Fort Lauderdale Water and Sewer Revenue,		
5.00%, 9/01/35	24,090,000	27,377,562
NATL Insured, 5.00%, 9/01/31	6,315,000	7,054,423
Fort Pierce Capital Improvement Revenue, Refunding, Series A, Assured Guaranty, 6.00%, 9/01/32	1,500,000	1,720,455
Fort Pierce Utilities Authority Revenue,		
AMBAC Insured, 5.00%, 10/01/27	7,000,000	7,014,350
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20	3,090,000	2,546,716
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21	2,585,000	2,036,773
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22	3,090,000	2,328,037
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23	3,060,000	2,196,682
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24	2,560,000	1,762,842
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue,		
Refunding, Series C, 5.00%, 10/01/39	4,250,000	4,756,217
Series A, 5.00%, 10/01/39	5,000,000	5,622,300
Halifax Hospital Medical Center Hospital Revenue,		
Refunding and Improvement, Series A, 5.00%, 6/01/38	11,395,000	12,038,704
Series B-1, AGMC Insured, 5.50%, 6/01/38	10,000,000	10,750,900
Hernando County School Board COP, NATL Insured, 5.00%, 7/01/35	10,000,000	10,323,200
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured, 5.30%, 12/20/18	820,000	822,321
Hillsborough County Assessment Revenue, Capacity Assessment Special, AGMC Insured, 5.125%, 3/01/20	1,000,000	1,001,820

100 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
Hillsborough County Aviation Authority Revenue, Series B, Assured Guaranty, 5.00%,		
10/01/33	$ 5,465,000	$ 5,980,787
10/01/38	6,725,000	7,281,023
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	7,772,830
Hillsborough County IDAR, Tampa General Hospital Project, Series B, Pre-Refunded, 5.40%, 10/01/28	7,000,000	7,207,620
Hillsborough County School Board COP, Master Lease Program, Series B, NATL Insured, Pre-Refunded, 5.00%, 7/01/29	10,000,000	10,154,200
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding,		
5.00%, 10/01/30	3,000,000	3,468,930
Series A, 5.00%, 10/01/29	2,000,000	2,321,600
Series A, 5.00%, 10/01/30	8,000,000	9,250,480
Jacksonville Special Revenue, Refunding, Series C, 5.00%,		
10/01/31	3,000,000	3,506,850
10/01/32	2,200,000	2,561,702
Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%, 10/01/15	3,860,000	3,875,594
Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30	5,000,000	5,240,250
Lakeland Electric and Water Revenue, Capital Appreciation, ETM, zero cpn., 10/01/14	5,770,000	5,731,168
Leesburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	4,150,000	4,153,693
Marion County Utility System Revenue, Series A, NATL Insured, Pre-Refunded, 5.00%, 12/01/28	5,000,000	5,175,600
Martin County Health Facilities Authority Revenue, Martin Memorial Medical Center, 5.50%, 11/15/42	2,100,000	2,350,551
Melbourne Water and Sewer Improvement Revenue, Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26	1,500,000	1,057,815
Melbourne Water and Sewer Revenue, Capital Appreciation, Refunding, Series B, NATL RE, FGIC Insured, zero cpn.,		
10/01/22	1,785,000	1,251,981
10/01/26	4,500,000	2,597,580
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30	7,000,000	7,010,220
Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	4,000,000	4,376,480
Miami Special Obligation, Marlins Stadium Project, Series A, AGMC Insured, 5.25%, 7/01/35	5,000,000	5,536,800
Miami Special Obligation Revenue, 5.625%, 1/01/39	15,000,000	16,892,100
Miami-Dade County Aviation Revenue, Miami International Airport,		
Hub of the Americas, Refunding, Series A, XLCA Insured, 5.00%, 10/01/37	8,000,000	8,557,040
Refunding, Series A, 5.375%, 10/01/35	7,500,000	8,610,825
Refunding, Series A, 5.50%, 10/01/36	5,000,000	5,824,750
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	5,770,000	6,274,009
Miami-Dade County GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	5,000,000	5,919,800
Miami-Dade County Health Facilities Authority Hospital Revenue, Miami Children's Hospital, Refunding, Series A, 6.125%, 8/01/42	4,000,000	4,654,120
Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,		
5.25%, 10/01/19	385,000	385,270
5.40%, 10/01/33	1,485,000	1,485,342

Annual Report | 101

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, NATL Insured, 5.00%, 6/01/35	$10,000,000	$ 10,252,500
Miami-Dade County School Board COP, Assured Guaranty, 5.375%, 2/01/34	5,000,000	5,655,500
Miami-Dade County Special Obligation Revenue,		
Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/35	5,000,000	5,013,100
Refunding, 5.00%, 10/01/37	5,000,000	5,553,900
Miami-Dade County Transit Sales Surtax Revenue, Sales Tax, 5.00%, 7/01/42	40,615,000	45,354,770
Miami-Dade County Water and Sewer Revenue, AGMC Insured, 5.00%, 10/01/39	10,000,000	11,116,400
North Sumter County Utility Dependent District Utility Revenue, 5.75%, 10/01/43	5,000,000	5,403,800
Okaloosa County Water and Sewer Revenue, Refunding, AGMC Insured, 5.00%, 7/01/36	8,000,000	8,478,560
Orange County Health Facilities Authority Revenue, Hospital,		
Orlando Health Inc., Series A, 5.00%, 10/01/42	10,000,000	10,889,300
Orlando Regional Healthcare System, Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	5,000,000	5,572,300
Orlando Regional Healthcare System, Refunding, Series C, 5.25%, 10/01/35	4,000,000	4,491,320
Orlando Regional Healthcare System, Series B, 5.125%, 11/15/39	5,000,000	5,344,750
Orange County School Board COP, Series A, Assured Guaranty, 5.50%, 8/01/34	10,000,000	11,497,100
Orlando Tourist Development Tax Revenue, 6th Cent Contract Payments, senior bond, Series A, Assured Guaranty, 5.25%, 11/01/38	16,740,000	17,453,794
Orlando-Orange County Expressway Authority Revenue,		
senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18	255,000	319,747
Series B, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/35	6,135,000	6,229,602
Series C, 5.00%, 7/01/35	20,310,000	22,876,372
Series C, 5.00%, 7/01/40	2,755,000	3,055,433
Palm Beach County HFA, MFR, Housing Winsor Park Apartments Project, Series A, 5.90%, 6/01/38	840,000	840,563
Palm Beach County Public Improvement Revenue, 5.00%, 5/01/33	1,000,000	1,142,030
Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, 5.50%, 10/01/25	5,000,000	6,006,000
Palm Beach County Water and Sewer Revenue,		
5.00%, 10/01/40	5,000,000	5,575,950
Refunding, 5.00%, 10/01/32	2,000,000	2,424,680
Refunding, 5.00%, 10/01/33	1,680,000	2,029,843
Panama City Beach Utility Revenue, Assured Guaranty, 5.00%, 6/01/39	3,000,000	3,269,400
Port St. Lucie Utility Revenue, System,		
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/32	5,000,000	2,066,200
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/33	5,000,000	1,964,950
Refunding, Assured Guaranty, 5.25%, 9/01/35	2,000,000	2,310,420
Refunding, Series A, NATL Insured, 5.00%, 9/01/30	10,000,000	10,837,200
Sarasota Special Obligation Revenue, Capital Appreciation, Refunding, AMBAC Insured, zero cpn., 11/01/15	2,180,000	2,003,747
South Broward Hospital District Revenue, South Broward Hospital District Obligated Group, Refunding, 5.00%, 5/01/36	7,000,000	7,440,090
South Florida Water Management District COP, AMBAC Insured, 5.00%, 10/01/31	12,050,000	13,064,610
South Lake County Hospital District Revenue, South Lake Hospital Inc., Refunding, 5.25%, 10/01/34	5,000,000	5,510,950

102 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
St. Johns County Water and Sewer Revenue, Capital Appreciation, AMBAC Insured, Pre-Refunded, zero cpn.,		
6/01/22	$ 4,000,000	$ 2,684,760
6/01/23	4,255,000	2,695,330
6/01/24	1,500,000	896,415
6/01/25	2,130,000	1,203,343
St. Petersburg Public Utilities Revenue, Series A, 5.00%, 10/01/36	3,180,000	3,578,963
Sunrise Utilities System Revenue,		
AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	1,050,000	1,270,227
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,500,000	1,722,030
Tamarac Utility System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	1,585,000	1,757,813
Tampa Bay Water Regional Water Supply Authority Utility System Revenue, 5.00%,		
10/01/34	8,000,000	9,259,440
10/01/38	20,000,000	23,246,000
10/01/38	14,340,000	16,434,644
Tampa Health System Revenue, Baycare Health System, Refunding, Series A, 5.00%, 11/15/33	5,000,000	5,681,900
Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project, NATL Insured,		
6.00%, 10/01/15	630,000	666,704
6.05%, 10/01/20	1,715,000	1,922,618
6.10%, 10/01/26	2,695,000	3,199,747
Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, ETM, 7.25%, 10/01/16	790,000	889,959
Tampa-Hillsborough County Expressway Authority Revenue, Refunding, Series B, 5.00%, 7/01/42	25,000,000	27,687,000
University of North Florida FICO Capital Improvement Revenue, Student Union Project, NATL RE, FGIC Insured, 5.00%, 11/01/32	5,150,000	5,501,796
Viera East CDD Special Assessment, Series B, ETM, 6.75%, 5/01/14	1,610,000	1,672,468
Village Center CDD Recreational Revenue, Series A, NATL Insured, 5.20%, 11/01/25	10,000,000	10,063,000
Volusia County Tourist Development Tax Revenue, FSA Insured, 5.00%, 12/01/34	11,000,000	11,558,910
West Lake CDD Special Assessment, NATL Insured, 5.75%, 5/01/17	785,000	785,644
West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment, 5.00%, 3/01/35	1,000,000	1,025,640
Winter Park Water and Sewer Revenue, Improvement, Refunding, 5.00%, 12/01/34	2,000,000	2,256,640
		922,287,363
U.S. Territories 13.3%		
Puerto Rico 12.4%		
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A, 6.00%, 7/01/44	2,100,000	2,156,448
Puerto Rico Commonwealth GO, Public Improvement,		
Refunding, Series B, 6.00%, 7/01/39	15,000,000	15,720,450
Series A, 5.00%, 7/01/29	6,500,000	6,513,520
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,		
Refunding, Series A, NATL Insured, 5.00%, 7/01/38	255,000	255,015
Series G, 5.00%, 7/01/33	1,495,000	1,491,113
Series G, Pre-Refunded, 5.00%, 7/01/33	5,000	5,077

Annual Report | 103

See Abbreviations on page 187.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

104 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 105

106 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 96.3%		
Georgia 89.8%		
Athens-Clarke County Unified Government Development Authority Revenue, 5.00%, 6/01/32	$ 1,080,000	$ 1,258,805
Athens-Clarke County Unified Government Water and Sewerage Revenue,		
5.625%, 1/01/33	10,000,000	11,677,200
5.50%, 1/01/38	5,000,000	5,711,750
Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,		
Refunding, Series C, AGMC Insured, 5.00%, 1/01/33	5,000,000	5,238,250
Series J, AGMC Insured, 5.00%, 1/01/34	5,000,000	5,310,500
Atlanta Airport Revenue,		
General, Refunding, Series C, 6.00%, 1/01/30	6,000,000	7,546,500
General, Series A, 5.00%, 1/01/40	9,000,000	10,067,310
Series B, 5.00%, 1/01/42	5,000,000	5,613,200
Atlanta Development Authority Educational Facilities Revenue, Science Park LLC Project, 5.00%, 7/01/32	3,000,000	3,307,680
Atlanta Development Authority Revenue, Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26	2,555,000	2,891,545
Atlanta GO, Refunding, Assured Guaranty, 5.25%, 12/01/23	2,000,000	2,421,860
Atlanta Public Safety and Judicial Facilities Authority Revenue, Public Safety Facility Project, AGMC Insured, 5.00%, 12/01/26	1,140,000	1,280,984
Atlanta Tax Allocation, Atlantic State Project, Refunding, Assured Guaranty, 5.00%, 12/01/23	1,000,000	1,078,060
Atlanta Water and Wastewater Revenue,		
Refunding, Series A, 6.00%, 11/01/28	5,055,000	6,234,534
Refunding, Series A, NATL Insured, 5.00%, 11/01/33	5,000,000	5,015,450
Series A, AGMC Insured, 5.50%, 11/01/27	5,000,000	6,107,600
Augusta Water and Sewer Revenue,		
AGMC Insured, 5.25%, 10/01/39	3,000,000	3,195,450
Second Resolution, Refunding and Improvement, 4.00%, 10/01/31	5,000,000	5,413,250
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,		
5.25%, 12/01/22	2,500,000	2,477,250
5.375%, 12/01/28	2,000,000	1,918,820
Bartow County Development Authority PCR, Georgia Power Co. Plant Bowen Project, First Series, 5.10%, 6/01/23	5,000,000	5,045,200
Bartow-Catersville Joint Development Authority Revenue, GHC Student Center LLC Project, AGMC Insured, 5.00%, 6/15/36	4,155,000	4,659,583
Bibb County Development Authority Revenue, Macon State College, AGMC Insured, 5.00%, 7/01/40	8,000,000	8,886,560
Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue, MGC Real Estate Foundation II LLC Project, 5.00%, 7/01/33	3,500,000	3,750,985
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Refunding, Series C, AGMC Insured, 5.00%, 6/01/33	2,045,000	2,327,803
Bulloch County Development Authority Lease Revenue, Georgia Southern University Student Housing and Athletic Facilities Project, XLCA Insured, 5.00%, 8/01/27	5,000,000	5,119,800
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University Housing Foundation Five LLC Project, AGMC Insured, 5.00%, 7/01/36	2,055,000	2,288,345
Burke County Development Authority PCR, Oglethorpe Power Corp., Vogtle Project,		
Series B, 5.50%, 1/01/33	5,000,000	5,419,150
Series E, 7.00%, 1/01/23	5,000,000	5,965,750

Annual Report | 107

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Georgia (continued)		
Calhoun GO, School, 4.00%,		
9/01/29	$ 4,150,000	$ 4,555,206
9/01/32	6,000,000	6,507,780
Camden County Public Service Authority Revenue, St. Mary's Project, Refunding, 4.50%,		
12/01/31	1,200,000	1,341,012
12/01/32	1,000,000	1,111,630
Carroll City-County Hospital Authority Revenue, Anticipation Certificates, Tanner Medical Center Inc. Project,		
5.00%, 7/01/40	5,000,000	5,436,750
Assured Guaranty, 5.00%, 7/01/38	5,000,000	5,391,300
Cherokee County School System GO, 5.00%, 8/01/33	5,000,000	5,899,400
Cherokee County Water and Sewer Authority Revenue,		
AGMC Insured, 5.00%, 8/01/35	3,000,000	3,434,070
NATL Insured, 6.90%, 8/01/18	10,000	10,029
Clarke County Hospital Authority Revenue, Athens Regional Medical Center Project, Refunding, 5.00%, 1/01/32	2,000,000	2,289,600
Clayton County Development Authority Revenue,		
Refunding, Series A, NATL Insured, 5.00%, 8/01/23	2,310,000	2,537,188
Tuff Archives LLC, Refunding, 5.00%, 7/01/33	5,000,000	5,707,300
Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II LLC Project, AGMC Insured, 5.00%, 7/01/36	3,000,000	3,333,750
Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional Medical Center Project, Refunding, Series A,		
5.00%, 8/01/30	2,000,000	2,210,640
5.25%, 8/01/35	1,000,000	1,118,100
Clayton County MFHR, Pointe Clear Apartments Project, AGMC Insured, 5.70%, 7/01/23	930,000	931,125
Clayton County Urban Redevelopment Agency Revenue, Clayton County Project, Refunding, 5.00%, 2/01/28	1,285,000	1,505,326
[a]Cobb County Development Authority Student Recreation and Activities Center Revenue, KSU SRAC Real Estate Foundation LLC Project, 5.00%,		
7/15/35	2,500,000	2,805,525
7/15/38	2,500,000	2,775,950
Cobb County Development Authority University Facilities Revenue, Kennesaw State University Foundations Project, Series D, NATL Insured, 5.00%, 7/15/29	5,000,000	5,086,600
Cobb County Kennestone Hospital Authority Revenue, Anticipation Certificates, Refunding, 5.00%, 4/01/30	2,500,000	2,915,250
Columbia County Water and Sewerage Revenue,		
AGMC Insured, Pre-Refunded, 5.00%, 6/01/24	1,010,000	1,068,913
Refunding, 4.50%, 6/01/33	4,015,000	4,434,367
Refunding, AGMC Insured, 5.00%, 6/01/24	120,000	126,307
Columbus Water and Sewer Revenue, AGMC Insured, 5.00%, 5/01/29	2,500,000	2,801,525
Coweta County Development Authority Revenue, Piedmont Healthcare Project, 5.00%, 6/15/40	5,000,000	5,467,850
Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty,		
5.25%, 9/01/30	1,750,000	1,925,577
5.50%, 9/01/37	5,000,000	5,521,700
Decatur County School Building Authority Revenue, High School Project, AGMC Insured, 5.00%, 10/01/32	1,500,000	1,666,530

108 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Georgia (continued)		
DeKalb County Public Safety and Judicial Facilities Authority Revenue, Public Safety and Judicial Facility Project, 5.00%, 12/01/29	$ 2,000,000	$ 2,083,100
DeKalb County Water and Sewer Revenue,		
Refunding, Series B, AGMC Insured, 5.00%, 10/01/35	4,000,000	4,896,480
Series A, 5.25%, 10/01/41	11,425,000	13,122,298
DeKalb Newton and Gwinnett Counties Joint Development Authority Revenue,		
Georgia Gwinnett College Student Center LLC Project, 5.50%, 7/01/34	3,000,000	3,233,370
GGCF Athletic Fields LLC Project, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,520,750
DeKalb Private Hospital Authority Revenue Anticipation Certificates, Children's Healthcare of Atlanta Inc. Project, Refunding, 5.25%, 11/15/39	5,000,000	5,568,400
Douglasville-Douglas County Water and Sewer Authority Revenue, NATL Insured, 5.00%,		
6/01/29	3,410,000	3,779,508
6/01/32	2,225,000	2,513,293
East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured, 5.00%, 2/01/34	5,480,000	5,546,198
Fairburn GO, AGMC Insured, 5.75%, 12/01/31	2,000,000	2,324,720
Fayette County School District GO, AGMC Insured,		
4.75%, 3/01/21	1,355,000	1,494,972
4.95%, 3/01/25	1,000,000	1,102,940
Forsyth County Water and Sewerage Authority Revenue, AGMC Insured, 5.00%, 4/01/32	5,000,000	5,652,800
Fulton County Development Authority Revenue,		
AMC Campus Project I LLC Project, AGMC Insured, 5.00%, 6/15/37	3,075,000	3,488,926
Georgia Tech Facilities Inc. Project, Refunding, Series A, 5.00%, 6/01/34	4,000,000	4,544,520
Georgia Tech Facilities Inc. Project, Series A, 5.00%, 6/01/41	3,500,000	3,944,990
Georgia Tech Foundation Inc., Series A, 5.00%, 11/01/27	1,060,000	1,267,431
Georgia Tech Foundation Inc., Series A, 5.00%, 11/01/28	1,200,000	1,429,860
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%, 11/01/29	6,845,000	8,194,081
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%, 11/01/30	2,000,000	2,381,580
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%, 11/01/31	2,455,000	2,903,676
Molecular Science Building Project, NATL Insured, 5.00%, 5/01/25	2,240,000	2,344,250
Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27	5,000,000	5,468,500
Piedmont Healthcare Inc. Project, Refunding, Series A, 5.25%, 6/15/37	5,000,000	5,602,700
Fulton County Water and Sewer Revenue, NATL RE, FGIC Insured, 5.00%, 1/01/30	2,500,000	2,584,600
Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare Project, Series A, 5.375%, 2/15/40	5,000,000	5,537,700
Georgia Municipal Assn. Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%, 12/01/26	2,000,000	2,007,380
Georgia School Boards Assn. Inc. COP, DeKalb County Public Schools Project,		
AMBAC Insured, 5.00%, 12/01/27	4,285,000	4,716,457
NATL Insured, 5.00%, 12/01/25	2,600,000	2,738,424
Georgia State GO,		
Series A, 4.00%, 7/01/32	5,000,000	5,602,400
Series B, 5.00%, 7/01/28	3,225,000	3,742,903
Series I, 4.00%, 11/01/27	5,000,000	5,634,250

Annual Report | 109

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Georgia (continued)		
Georgia State HFAR, SFM,		
3.80%, 12/01/37	$ 5,000,000	$ 5,037,600
Series C, 5.00%, 12/01/27	1,000,000	1,042,820
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation I LLC Project,		
6.00%, 6/15/34	5,000,000	5,798,350
Assured Guaranty, 5.625%, 6/15/38	3,000,000	3,349,020
Georgia State Municipal Electric Authority Power Revenue,		
Series GG, 5.00%, 1/01/39	7,000,000	7,947,030
Series W, 6.60%, 1/01/18	750,000	823,103
Series W, ETM, 6.60%, 1/01/18	30,000	31,564
Georgia State Municipal Gas Authority Revenue, Gas Portfolio III, Refunding, Series S, 5.00%,		
10/01/25	2,500,000	2,970,525
10/01/26	2,500,000	2,945,175
10/01/27	1,000,000	1,175,330
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast Georgia Health System Project, Series A, 5.625%, 8/01/34	5,000,000	5,552,750
Gwinnett County Development Authority COP, Gwinnett County Public Schools Project,		
NATL Insured, Pre-Refunded, 5.00%, 1/01/24	8,500,000	8,831,415
Refunding, NATL Insured, 5.25%, 1/01/22	3,000,000	3,757,320
Refunding, NATL Insured, 5.25%, 1/01/24	2,000,000	2,553,520
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series D, AGMC Insured, 5.50%, 7/01/37	4,000,000	4,522,600
Gwinnett County School District GO,		
5.00%, 2/01/32	4,125,000	4,739,955
5.00%, 2/01/36	5,815,000	6,617,412
Pre-Refunded, 5.00%, 2/01/32	875,000	1,048,635
Habersham County Hospital Authority Revenue, Anticipation Certificates, XLCA Insured, 5.00%, 12/01/27	2,015,000	2,128,686
Habersham County School District GO, NATL Insured, Pre-Refunded, 5.00%, 4/01/28	2,750,000	3,128,620
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%, 10/01/23	3,300,000	4,292,871
Jackson County School District GO,		
NATL Insured, Pre-Refunded, 5.00%, 3/01/25	3,000,000	3,275,610
Refunding, 5.00%, 3/01/24	5,000,000	6,405,000
Refunding, 5.00%, 3/01/25	4,785,000	6,166,812
LaGrange-Troup County Hospital Authority Revenue, Series A, 5.50%, 7/01/38	4,000,000	4,413,800
Lincoln County School District GO, 5.50%, 4/01/37	2,200,000	2,536,160
Macon-Bibb County Hospital Authority Revenue, The Medical Center of Central Georgia Inc. Project, RAN, 5.00%, 8/01/35	5,000,000	5,388,200
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/27	5,000,000	6,169,900
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare System Inc. Project,		
Assured Guaranty, 6.375%, 8/01/29	4,000,000	4,580,800
Refunding, AGMC Insured, 5.00%, 8/01/41	5,000,000	5,317,550
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Third Indenture Series,		
Refunding, Series B, AGMC Insured, 5.00%, 7/01/37	10,000,000	11,117,600
Series A, 5.00%, 7/01/39	8,730,000	10,031,730

110 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Georgia (continued)		
Municipal Electric Authority Revenue,		
General Resolution Projects, sub. note, Refunding, Series D, 5.50%, 1/01/26	$ 5,000,000	$ 5,824,250
Project 1, sub. bond, Series E, NATL Insured, 5.00%, 1/01/25	2,315,000	2,500,617
Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton LLC Academic Building Newton Campus Project, CIFG Insured, 5.00%, 6/01/24	3,150,000	3,392,424
Paulding County GO, Courthouse Government Complex Project, NATL RE, FGIC Insured, 5.00%, 2/01/32	4,000,000	4,501,520
Paulding County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.00%, 4/01/42	3,500,000	3,910,760
Paulding County School District GO, 5.00%, 2/01/33	4,000,000	4,493,480
Peach County Development Authority Student Housing Facilities Revenue, Fort Valley State University Foundation Property LLC Project, AMBAC Insured, 5.00%, 6/01/34	3,000,000	3,236,700
Private Colleges and Universities Authority Revenue, Emory University, Refunding, 5.00%, 9/01/35	10,000,000	11,592,700
Richmond County Development Authority Educational Facilities Revenue, Augusta State University Jaguar Student Center LLC Project, Series A, XLCA Insured, 5.00%, 7/01/29	1,000,000	1,061,620
Richmond County Development Authority Solid Waste Disposal Revenue, International Paper Co. Project, 5.80%, 12/01/20	1,500,000	1,502,385
Rockdale County Water and Sewer Authority Revenue, AGMC Insured, 5.00%, 7/01/29	4,000,000	4,368,240
Savannah EDA Revenue, Armstrong Center LLC Project, Series A, XLCA Insured, 5.00%, 12/01/30	1,500,000	1,590,435
Thomasville Hospital Authority Revenue, Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project,		
5.25%, 11/01/35	1,000,000	1,090,630
5.375%, 11/01/40	5,000,000	5,452,700
TIFT County Hospital Revenue, Anticipation Certificates, Refunding, 5.00%, 12/01/38	2,000,000	2,222,980
Upper Oconee Basin Water Authority Revenue, Refunding, NATL Insured, 5.00%, 7/01/26	1,000,000	1,093,030
Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical Center Project,		
5.00%, 10/01/33	2,000,000	2,094,680
Series B, 5.00%, 10/01/41	3,000,000	3,318,990
Walton County School District GO, Refunding, 5.25%,		
8/01/23	3,700,000	4,828,574
8/01/24	3,000,000	3,964,710
8/01/25	3,775,000	5,038,379
Walton County Water and Sewer Authority Revenue,		
Hard Labor Creek Project, AGMC Insured, 5.00%, 2/01/33	5,000,000	5,496,000
Oconee, Hard Creek Resources Project, AGMC Insured, 5.00%, 2/01/38	3,845,000	4,350,617
Ware County Hospital Authority Revenue, Anticipation Certificates, NATL Insured, 5.25%, 3/01/25	3,000,000	3,003,209
		591,746,024
U.S. Territories 6.5%		
Puerto Rico 6.5%		
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, 6.00%, 7/01/39	5,000,000	5,240,150
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Refunding, Series L, NATL Insured, 5.25%, 7/01/35	10,000,000	10,144,300

Annual Report | 111

112 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 113

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 95.2%		
Kentucky 87.9%		
Bellevue GO, Harbor Greene Project, XLCA Insured, Pre-Refunded, 5.00%, 2/01/34	$1,065,000	$ 1,110,231
Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A, FGIC Insured, 4.70%, 1/01/28	3,000,000	3,076,800
Bowling Green GO, Project, Series A, 5.00%, 6/01/38	5,000,000	5,694,350
Boyle County Revenue, Refunding and College Improvement, Assured Guaranty, 5.00%, 6/01/32	1,500,000	1,619,130
Campbell and Kenton Counties Sanitation District No. 1 Sanitation District Revenue, NATL Insured, 5.00%, 8/01/37	2,500,000	2,772,350
Campbell County School District Finance Corp. School Building Revenue, AGMC Insured, 5.00%, 8/01/26	2,845,000	3,071,889
Christian County Hospital Revenue, Jennie Stuart Medical Center, Refunding, Assured Guaranty, 5.50%, 2/01/36	3,000,000	3,233,130
Fayette County School District Finance Corp. Revenue, School Building, Refunding, Series A, 4.00%, 4/01/25	3,000,000	3,340,020
Glasgow Healthcare Revenue, T.J. Samson Community Hospital, 6.45%, 2/01/41	2,000,000	2,318,900
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding, Series A, NATL Insured, 6.10%, 1/01/24	275,000	275,448
Jefferson County School District Finance Corp. School Building Revenue,		
Series A, NATL Insured, 4.75%, 6/01/27	2,440,000	2,723,967
Series D, 3.00%, 10/01/27	1,760,000	1,774,590
Kentucky Area Development Districts Financing Trust Lease Acquisition Program COP, Series L, XLCA Insured, 5.00%, 11/01/29	1,000,000	1,061,690
Kentucky Economic Development Finance Authority Health System Revenue, Norton Healthcare Inc.,		
Refunding, Series C, NATL Insured, 6.15%, 10/01/24	160,000	164,499
Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/24	245,000	255,545
Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/25	935,000	975,242
Kentucky Economic Development Finance Authority Hospital Revenue, Baptist Healthcare System Obligated Group, 5.25%, 8/15/46	5,000,000	5,561,400
Kentucky Economic Development Finance Authority Louisville Arena Project Revenue, Louisville Arena, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/33	2,000,000	2,237,320
Kentucky Economic Development Finance Authority Revenue, Catholic Health, Refunding, Series A, 5.00%, 5/01/29	5,670,000	6,286,045
Kentucky Housing Corp. Conduit MFHR, Collateral Mortgage Loan, Country Place Apartments, GNMA Secured,		
5.00%, 4/20/40	2,280,000	2,391,218
5.25%, 4/20/45	1,850,000	1,962,610
Kentucky Housing Corp. Housing Revenue, Series A, 4.60%, 7/01/32	2,000,000	2,112,200
Kentucky Rural Water Finance Corp. Public Project Revenue, Multimodal, Flexible Term Program,		
Series A, 5.00%, 2/01/26	895,000	896,128
Series I, 5.00%, 2/01/34	1,500,000	1,515,795
Kentucky State Infrastructure Authority Revenue, Wastewater and Drinking Water Revolving Fund, Series A, 5.00%,		
2/01/28	2,000,000	2,407,560
2/01/31	4,190,000	4,984,717
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A, NATL Insured, 5.00%,		
9/01/32	5,000,000	5,483,100
9/01/37	3,250,000	3,531,027

114 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Kentucky (continued)		
Kentucky State Property and Buildings Commission Revenue,		
Agency Fund Project No. 104, Refunding, 5.00%, 11/01/22	$1,000,000	$ 1,239,400
Project No. 104, Refunding, 5.00%, 11/01/21	2,000,000	2,467,480
Kentucky State Property and Buildings Commission Revenues,		
Project No. 77, NATL Insured, Pre-Refunded, 5.00%, 8/01/23	1,100,000	1,121,351
Project No. 90, Refunding, 5.50%, 11/01/28	5,000,000	5,743,700
Kentucky State Turnpike Authority Economic Development Road Revenue, Revitalization Projects,		
Refunding, Series A, 5.00%, 7/01/28	1,000,000	1,158,940
Refunding, Series A, 5.00%, 7/01/29	1,000,000	1,174,060
Refunding, Series A, 5.00%, 7/01/30	2,500,000	2,934,050
Series A, 5.00%, 7/01/31	1,000,000	1,188,400
Series A, 5.00%, 7/01/32	4,000,000	4,757,240
Lawrenceburg Water and Sewer Revenue, NATL Insured, Pre-Refunded, 5.00%, 10/01/28	1,730,000	1,777,367
Lexington-Fayette Urban County Airport Board General Airport Revenue, Refunding,		
Series A, 5.00%, 7/01/27	2,000,000	2,258,200
Series B, 5.00%, 7/01/33	1,000,000	1,155,390
Series B, 5.00%, 7/01/38	1,000,000	1,132,850
Lexington-Fayette Urban County Government Public Facilities Corp. Lease Revenue, Eastern State Hospital, Refunding, Series A, 5.25%, 6/01/32	3,000,000	3,402,630
Louisville and Jefferson County Metropolitan Government College Revenue, Bellarmine University Project, Refunding and Improvement, Series A, 6.00%, 5/01/38	2,500,000	2,721,000
Louisville and Jefferson County Metropolitan Government Health Facilities Revenue, Jewish Hospital and St. Mary's HealthCare Inc. Project, Pre-Refunded, 6.125%, 2/01/37	2,000,000	2,515,700
Louisville and Jefferson County Metropolitan Government Industrial Building Revenue, Sisters of Mercy, Cincinnati, 5.00%, 10/01/35	1,500,000	1,584,705
Louisville and Jefferson County Metropolitan Government Parking Authority Revenue, Series A, 5.375%, 12/01/39	1,995,000	2,299,138
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drainage System Revenue,		
Refunding, Series A, 5.00%, 5/15/24	3,770,000	4,607,769
Refunding, Series A, 5.00%, 5/15/28	3,000,000	3,559,530
Series A, AMBAC Insured, 5.00%, 5/15/36	1,000,000	1,058,260
Louisville and Jefferson County Student Housing Revenue, University of Louisville, Phase 3-A, AMBAC Insured, 5.00%, 6/01/34	3,755,000	3,867,725
Louisville Parking Authority of River City Revenue, NATL Insured, 5.00%, 6/01/29	3,290,000	3,293,784
Louisville Regional Airport Authority Airport System Revenue, AGMC Insured, 5.50%, 7/01/38	3,000,000	3,243,480
Murray Hospital Facilities Revenue, Murray, Calloway County Public Hospital,		
5.125%, 8/01/37	3,000,000	3,056,040
6.375%, 8/01/40	2,500,000	2,762,500
Oldham County School District Finance Corp. School Building Revenue, NATL Insured, Pre-Refunded, 5.00%, 5/01/24	5,680,000	5,991,094
Owen County Waterworks System Revenue, American Water Co. Project,		
Series A, 6.25%, 6/01/39	2,000,000	2,239,120
Series A, 5.375%, 6/01/40	2,000,000	2,142,660
Series B, 5.625%, 9/01/39	2,000,000	2,176,980
Owensboro GO, Public Project, 5.00%, 4/01/41	5,440,000	6,074,195
Paducah Electric Plant Board Revenue, Series A, Assured Guaranty, 5.25%, 10/01/35	6,500,000	7,192,120

Annual Report | 115

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Kentucky (continued)		
Pikeville Hospital Revenue, Pikeville Medical Center, Refunding and Improvement, 6.50%, 3/01/41	$2,875,000	$ 3,358,058
Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%, 11/01/37	1,500,000	1,670,145
Pulaski County Public Properties Corp. First Mortgage Revenue, AOC Judicial Facility, Refunding, 6.00%, 12/01/28	1,000,000	1,200,200
Russell Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/26	5,000,000	5,688,850
Trimble County Environmental Facilities Revenue, Trimble County Environmental Facility,		
AMBAC Insured, 6.00%, 3/01/37	5,000,000	5,363,050
Refunding, AMBAC Insured, 4.60%, 6/01/33	3,750,000	3,911,025
Warren County Hospital Facility Revenue,		
Bowling Green, Warren County, Series A, 5.00%, 10/01/33	1,750,000	1,908,340
Bowling Green, Warren County, Series A, 5.00%, 10/01/37	1,345,000	1,456,622
Community Hospital Corp. Project, Refunding, Series A, 5.00%, 8/01/29	1,000,000	1,055,700
Western Kentucky University Revenue, General Receipts, Series A, 5.00%, 5/01/32	1,625,000	1,900,454
		192,246,203
U.S. Territories 7.3%		
Puerto Rico 7.3%		
Children's Trust Fund Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding, 5.375%, 5/15/33	1,530,000	1,533,810
Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.125%, 7/01/31	3,125,000	3,125,187
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series K, 5.00%, 7/01/27	3,000,000	3,003,690
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series N, 5.00%, 7/01/32	3,000,000	2,970,450
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub., Series C, 5.50%, 8/01/40	5,000,000	5,357,250
		15,990,387
Total Municipal Bonds before Short Term Investments (Cost $193,514,023)		208,236,590
Short Term Investments 3.8%		
Municipal Bonds 3.8%		
Kentucky 3.8%		
[a]Kentucky Economic Development Finance Authority Hospital Revenue, Baptist Healthcare System Obligated Group, Refunding, Series B-2, Daily VRDN and Put, 0.10%, 8/15/38	2,070,000	2,070,000
[a]Louisville/Jefferson County Metro Government Health System Revenue, Norton Healthcare Inc., Series B, Daily VRDN and Put, 0.11%, 10/01/39	6,200,000	6,200,000
Total Short Term Investments (Cost $8,270,000)		8,270,000
Total Investments (Cost $201,784,023) 99.0%		216,506,590
Other Assets, less Liabilities 1.0%		2,262,604
Net Assets 100.0%		$218,769,194

See Abbreviations on page 187.

116 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 117

118 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.4%		
Louisiana 89.2%		
Alexandria Sales and Use Tax Revenue, 5.00%,		
8/01/26	$ 1,710,000	$ 1,937,977
8/01/27	1,790,000	2,023,792
8/01/28	1,875,000	2,112,806
Bossier City Utilities Revenue, BHAC Insured, 5.50%, 10/01/33	5,000,000	5,653,350
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese State University Student Housing, Cowboy Facilities Inc. Project, Refunding, AGMC Insured, 5.00%, 5/01/29	2,050,000	2,240,281
Calcasieu Parish School District No. 23 GO, Public School, Refunding, Series A, 5.00%,		
2/15/25	1,165,000	1,371,578
2/15/27	1,300,000	1,515,930
Calcasieu Parish School District No. 30 GO, Refunding, Series A, 5.00%,		
2/15/25	1,165,000	1,371,578
2/15/27	1,300,000	1,515,930
2/15/29	1,465,000	1,689,614
De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A, 5.65%, 12/01/21	1,000,000	1,001,330
East Baton Rouge Mortgage Finance Authority SFMR, MBS Program,		
Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28	590,000	596,502
Series A-2, GNMA Secured, 5.10%, 10/01/40	350,000	356,549
East Baton Rouge Parish Park and Recreation District GO, AGMC Insured, Pre-Refunded, 5.00%, 5/01/25	3,325,000	3,655,970
East Baton Rouge Parish Sales Tax Revenue,		
Public Improvement, Refunding, Series A, AMBAC Insured, 5.00%, 2/01/24	2,000,000	2,131,380
Road and Street Improvement, Assured Guaranty, 5.25%, 8/01/28	1,000,000	1,179,970
Road and Street Improvement, Assured Guaranty, 5.50%, 8/01/30	1,700,000	2,021,130
East Baton Rouge Sewerage Commission Revenue, Refunding, Series A, 5.25%,		
2/01/34	2,500,000	2,903,525
2/01/39	8,250,000	9,542,197
England District Sub-District No. 1 Revenue, NATL RE, FGIC Insured, 5.00%, 8/15/19	5,000,000	5,493,250
Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%, 11/01/27	5,000,000	5,076,000
Jefferson Parish Hospital Service District No.1 Hospital Revenue, West Jefferson Medical Center, Refunding, Series A, 6.00%, 1/01/39	3,105,000	3,450,090
Jefferson Parish Revenue, Public Improvement, 24th Judicial District Project, NATL Insured, 5.00%, 4/01/29	3,060,000	3,122,730
Jefferson Parish School Board Sales and Use Tax Revenue, Refunding, 5.00%,		
2/01/23	500,000	616,970
2/01/24	1,205,000	1,483,210
Jefferson Parish West Jefferson Park and Community Center Revenue, NATL Insured, 5.00%, 10/01/29	2,925,000	3,043,901
Kenner Consolidated Sewage District Revenue, AGMC Insured, 5.00%, 11/01/36	5,320,000	5,881,952
Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27	5,000,000	5,370,450
Lafayette Parish School Board Limited Tax Revenue GO, Series A, 4.00%, 3/01/27	1,780,000	1,983,596
Lafayette Public Improvement Sales Tax Revenue, 5.00%,		
3/01/29	2,460,000	2,831,706
3/01/36	2,115,000	2,405,136

Annual Report | 119

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Louisiana (continued)		
Lafayette Public Power Authority Electric Revenue,		
5.00%, 11/01/31	$ 1,000,000	$ 1,167,460
5.00%, 11/01/32	1,245,000	1,442,158
NATL Insured, 5.00%, 11/01/32	5,000,000	5,654,000
Lafayette Public Trust Financing Authority Revenue,		
Ragin' Cajun Facilities Inc., Housing and Parking Project, Assured Guaranty, 5.25%, 10/01/30	4,000,000	4,453,560
Ragin' Cajun Facilities Inc. Project, Assured Guaranty, 5.75%, 10/01/29	750,000	848,288
Ragin' Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/34	1,750,000	1,986,145
Ragin' Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/38	1,335,000	1,501,875
Ragin' Cajun Facilities Inc. Project, Refunding, AGMC Insured, 5.00%, 10/01/25	1,650,000	1,896,114
Ragin' Cajun Facilities Inc. Project, Refunding, AGMC Insured, 5.00%, 10/01/27	1,000,000	1,137,660
Lafayette Utilities Revenue,		
5.00%, 11/01/33	5,000,000	5,701,300
NATL Insured, Pre-Refunded, 5.00%, 11/01/28	5,000,000	5,389,500
Lafourche Parish Consolidated School District No. 1 GO, Refunding, 5.00%,		
3/01/24	2,610,000	3,135,028
3/01/25	1,175,000	1,402,280
3/01/27	3,115,000	3,678,753
3/01/29	1,370,000	1,599,831
Livingston Parish Waterworks Revenue, Ward Two Water District, AMBAC Insured, Pre-Refunded, 5.125%, 4/01/29	2,200,000	2,357,410
Louisiana HFA, SFMR, Home Ownership Program,		
GO Zone, Series B-1, GNMA Secured, 5.00%, 12/01/32	325,000	329,631
Series A, GNMA Secured, 5.50%, 6/01/40	3,105,000	3,158,127
Series B, GNMA Secured, 6.125%, 12/01/33	635,000	692,525
Louisiana Local Government Environmental Facilities and CDA Revenue,		
Ascension Parish Library Projects, AMBAC Insured, Pre-Refunded, 5.25%, 4/01/29	1,000,000	1,100,860
Baton Rouge Community College Facilities Corp. Project, Refunding, AGMC Insured, 5.00%, 12/01/26	1,000,000	1,143,610
Bossier Parish Community College, Campus Facilities Inc. Project, Refunding, 5.00%, 12/01/23	1,500,000	1,809,345
Bossier Parish Community College, Campus Facilities Inc. Project, Refunding, 5.00%, 12/01/24	1,295,000	1,553,430
Bossier Parish Community College, Campus Facilities Inc. Project, Refunding, 4.00%, 12/01/25	2,000,000	2,187,200
Bossier Parish Public Improvement Projects, 5.00%, 3/01/38	3,320,000	3,620,958
Bossier Parish Public Improvement Projects, 5.00%, 3/01/42	905,000	979,871
Delta Campus Facilities Corp. Project, Assured Guaranty, 5.50%, 10/01/27	5,000,000	5,606,950
Denham Springs Sewer District No. 1 Project, Assured Guaranty, 5.00%, 12/01/39	3,750,000	4,151,287
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, AMBAC Insured, 5.00%, 12/01/37	5,370,000	5,908,826
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, AMBAC Insured, 5.00%, 12/01/44	8,870,000	9,625,990
Independence Stadium Project, Refunding, 5.25%, 3/01/30	8,845,000	9,577,366
Jefferson Parish Projects, Refunding, Series A, 5.375%, 4/01/31	2,000,000	2,241,800
Lake Charles Public Improvements Project, AMBAC Insured, 5.00%, 5/01/27	3,000,000	3,374,970
Livingston Parish Road Project, AMBAC Insured, 5.00%, 3/01/21	3,540,000	3,785,959

120 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Louisiana (continued)		
Louisiana Local Government Environmental Facilities and CDA Revenue, (continued)		
McNeese State University Student Parking, Cowboys Facilities Inc. Project, AGMC Insured, 5.00%, 3/01/36	$ 1,800,000	$ 1,967,472
Monroe Regional Airport Terminal Project, Assured Guaranty, 5.50%, 2/01/39	2,000,000	2,231,740
Parish of Plaquemines Courthouse Project, AGMC Insured, 5.00%, 11/01/28	1,535,000	1,775,320
Parish of Plaquemines Courthouse Project, AGMC Insured, 5.00%, 11/01/30	1,690,000	1,937,872
Parish of Plaquemines Project, AGMC Insured, 5.00%, 9/01/25	1,620,000	1,904,845
Parish of Plaquemines Project, AGMC Insured, 5.00%, 9/01/29	1,970,000	2,263,431
Parish of Plaquemines Project, AGMC Insured, 5.00%, 9/01/30	1,070,000	1,224,658
Parish of Plaquemines Project, AGMC Insured, 5.00%, 9/01/31	750,000	855,113
Shreveport Airport Cargo Project, Series C, Assured Guaranty, 6.75%, 1/01/24	2,620,000	3,030,475
Shreveport Airport Cargo Project, Series C, Assured Guaranty, 7.00%, 1/01/33	2,500,000	2,866,375
Southeastern Louisiana Student Housing, University Facilities Inc. Project, Series A, NATL Insured, 5.00%, 8/01/27	3,000,000	3,080,640
Louisiana Public Facilities Authority Hospital Revenue,		
Franciscan Missionaries of Our Lady Health System Project, 6.75%, 7/01/39	3,500,000	4,179,350
Franciscan Missionaries of Our Lady Health System Project, 5.00%, 7/01/42	8,000,000	8,786,800
Lafayette General Medical Center Project, Refunding, 5.50%, 11/01/40	5,000,000	5,401,050
Touro Infirmary Project, Series A, 5.625%, 8/15/29	3,435,000	3,437,851
Louisiana Public Facilities Authority Revenue,		
Archdiocese of New Orleans Project, Refunding, CIFG Insured, 5.00%, 7/01/31	6,000,000	6,355,320
Black and Gold Facilities Project, Series A, CIFG Insured, 5.00%, 7/01/30	5,000,000	4,942,600
CHRISTUS Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30	5,000,000	5,684,900
Entergy Louisiana LLC Project, Refunding, 5.00%, 6/01/30	5,000,000	5,316,450
FHA Insured Mortgage, Baton Rouge General Medical Center Project, NATL Insured, Pre-Refunded, 5.25%, 7/01/33	5,000,000	5,324,250
Loyola University Project, 5.00%, 10/01/39	5,000,000	5,515,550
Loyola University Project, 5.00%, 10/01/41	5,000,000	5,594,400
MFHR, One Lakeshore Place Apartments Project, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20	1,280,000	1,279,885
Ochsner Clinic Foundation Project, 6.75%, 5/15/41	5,000,000	6,045,600
Ochsner Clinic Foundation Project, Refunding, Series A, 5.375%, 5/15/43	5,000,000	5,300,400
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/27	3,990,000	4,329,709
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	2,500,000	3,371,600
[a]Tulane University of Louisiana Project, Series B, 5.00%, 10/01/37	2,500,000	2,834,100
Louisiana Stadium and Exposition District Revenue, Senior, Refunding, Series A, 5.00%, 7/01/36	6,000,000	6,823,980
Louisiana State Citizens Property Insurance Corp. Assessment Revenue,		
Refunding, 5.00%, 6/01/24	4,000,000	4,540,920
Series B, AMBAC Insured, 5.00%, 6/01/23	5,000,000	5,464,700
Series C-2, Assured Guaranty, 6.75%, 6/01/26	5,000,000	5,969,350
Louisiana State Gasoline and Fuels Tax Revenue,		
Refunding, Series A-1, 5.00%, 5/01/27	8,000,000	9,620,080
Series A, AGMC Insured, 5.00%, 5/01/31	13,000,000	14,550,770
Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 5/01/35	2,300,000	2,528,942
Louisiana State GO,		
Match, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/15/24	3,475,000	3,993,018
Match, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/15/25	1,765,000	2,028,109
Refunding, Series C, 5.00%, 7/15/26	4,600,000	5,653,584

Annual Report | 121

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Louisiana (continued)		
Louisiana State GO, (continued)		
Series A, 5.00%, 8/01/27	$10,000,000	$ 12,214,900
Series A, 5.00%, 9/01/27	6,200,000	7,545,400
Louisiana State Office Facilities Corp. Lease Revenue, Refunding, 5.00%,		
11/01/22	3,280,000	3,966,963
11/01/23	4,150,000	5,037,145
Louisiana State University and Agricultural and Mechanical College Board Revenue,		
AMBAC Insured, 5.00%, 7/01/22	5,000,000	5,094,950
Auxiliary, NATL RE, FGIC Insured, 5.00%, 7/01/31	3,000,000	3,251,550
Auxiliary, Refunding, 5.00%, 7/01/24	440,000	522,896
Auxiliary, Refunding, 5.00%, 7/01/25	375,000	442,939
Auxiliary, Series A, 5.00%, 7/01/40	5,000,000	5,497,450
Auxiliary, Series B, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/27	1,500,000	1,593,375
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1, Assured Guaranty, 6.00%, 1/01/23	2,000,000	2,348,580
New Orleans GO,		
Drainage System, AMBAC Insured, 5.00%, 12/01/18	1,000,000	1,005,840
Public Improvement, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/29	1,485,000	1,611,567
Radian Insured, 5.125%, 12/01/30	10,055,000	10,848,842
Refunding, Series A, 5.00%, 12/01/30	3,575,000	3,998,494
Refunding, Series A, 5.00%, 12/01/31	1,060,000	1,180,946
Refunding, Series A, 5.00%, 12/01/33	1,430,000	1,582,009
New Orleans Sewage Service Revenue, Refunding, Assured Guaranty, 6.25%, 6/01/29	500,000	571,015
Port New Orleans Board of Commissioners Port Facility Revenue, Refunding, Assured Guaranty, 5.125%, 4/01/38	5,000,000	5,218,450
Shreveport GO, 5.00%,		
8/01/25	4,690,000	5,457,894
8/01/28	4,255,000	4,879,591
8/01/29	4,790,000	5,474,012
St. Charles Parish Gulf Opportunity Zone Revenue, Valero Project, Mandatory Put 6/01/22, 4.00%, 12/01/40	3,500,000	3,872,750
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	5,000,000	5,349,800
St. Tammany Parish Utilities Revenue, Series B,		
5.50%, 8/01/35	2,650,000	3,011,539
5.00%, 8/01/44	3,290,000	3,580,277
Terrebonne Parish Hospital Service District No. 1 Hospital Revenue, Terrebonne General Medical Center Project, Refunding, AMBAC Insured, 5.50%, 4/01/33	2,155,000	2,180,515
Terrebonne Parish Sales and Use Tax Revenue, Morganza Levee Improvement, Series ST, AGMC Insured, 5.00%, 4/01/32	2,265,000	2,546,109
Terrebonne Parish Waterworks District No. 1 Revenue, Consolidated, Series A, 5.00%,		
11/01/30	3,065,000	3,547,615
11/01/33	2,275,000	2,606,649
11/01/37	1,250,000	1,405,725
		475,237,443

122 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 123

124 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 125

126 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.7%		
Maryland 83.4%		
Annapolis GO, Refunding, 5.00%, 8/01/31	$ 1,250,000	$ 1,507,650
Anne Arundel County GO,		
Consolidated General Improvement, Refunding, 5.00%, 4/01/22	5,060,000	6,502,454
Consolidated General Improvement, Refunding, 5.00%, 4/01/26	4,050,000	5,011,753
Consolidated General Improvement, Refunding, 5.00%, 4/01/27	4,050,000	4,992,921
Consolidated Water and Sewer, 5.00%, 4/01/41	12,620,000	14,722,366
Refunding, 4.625%, 3/01/32	2,000,000	2,003,500
Anne Arundel County MFR, Glenview Gardens Apartments Project, Mandatory Put 1/01/27, 5.00%, 1/01/28	1,995,000	2,313,661
Baltimore City GO, Consolidated Public Improvement, Refunding, Series B, 5.00%,		
10/15/22	3,495,000	4,442,599
10/15/28	500,000	606,670
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%, 9/01/39	15,095,000	15,515,547
Baltimore County GO,		
Metropolitan District 74th Issue, Refunding, 5.00%, 2/01/32	1,250,000	1,518,113
Public Improvement, Refunding, 5.00%, 2/01/25	6,000,000	7,450,500
Public Improvement, Refunding, 5.00%, 2/01/28	5,000,000	6,085,900
Public Improvement, Refunding, 5.00%, 2/01/29	9,045,000	10,960,731
Baltimore Project Revenue,		
sub. bond, Water Projects, Series A, 5.375%, 7/01/34	750,000	866,333
sub. bond, Water Projects, Series A, 5.75%, 7/01/39	1,250,000	1,463,038
Wastewater Projects, AGMC Insured, 5.00%, 7/01/37	5,000,000	5,635,700
Wastewater Projects, Series A, 5.00%, 7/01/41	14,435,000	16,742,579
Wastewater Projects, Series A, AGMC Insured, 5.00%, 7/01/38	5,000,000	5,677,850
Wastewater Projects, Series C, 5.125%, 7/01/34	1,835,000	2,104,598
Wastewater Projects, Series C, 5.625%, 7/01/39	2,965,000	3,467,716
Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/31	2,855,000	3,212,218
Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/32	2,120,000	2,413,154
Water Projects, Refunding, Series A, NATL RE, FGIC Insured, 5.125%, 7/01/42	11,740,000	11,770,172
Water Projects, Series A, 5.00%, 7/01/41	7,845,000	9,099,102
Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/32	5,000,000	5,691,400
Charles County GO, Consolidated Public Improvement, Refunding, 5.00%, 3/01/21	3,395,000	4,260,318
Frederick County Educational Facilities Revenue, Mount St. Mary University, Refunding, 5.625%, 9/01/38	5,000,000	5,070,150
Frederick County GO,		
Public Facilities, Series A, 4.00%, 8/01/29	1,395,000	1,553,849
Public Improvements, Series A, 5.00%, 3/01/34	8,580,000	9,832,937
Harford County GO, Consolidated Public Improvement, Series A, 3.00%, 1/15/28	1,000,000	1,025,870
Maryland Environmental Service Revenue, Mid-Shore II Regional Landfill Project, Refunding, 5.00%, 11/01/30	3,935,000	4,530,602
Maryland State Community Development Administration Department of Housing and CDR,		
Housing, Refunding, Series A, 6.00%, 7/01/32	4,000,000	4,004,320
Residential, Series B, 4.75%, 9/01/39	5,335,000	5,543,759
Residential, Series C, 5.375%, 9/01/39	5,705,000	6,019,117
Maryland State Community Development Administration Local Government Infrastructure Revenue,		
Senior Obligations, Refunding, Series B-1, 3.125%, 6/01/32	4,415,000	4,444,890
Subordinated Obligations, Refunding, Series B-2, 3.125%, 6/01/32	2,060,000	2,055,509

Annual Report | 127

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Maryland (continued)		
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	$10,000,000	$ 12,245,500
Maryland State EDC Lease Revenue, Public Health Laboratory, 4.00%, 6/01/23	4,120,000	4,722,715
Maryland State EDC Student Housing Revenue,		
5.00%, 7/01/27	1,500,000	1,686,480
5.00%, 7/01/33	2,495,000	2,750,713
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/34	2,150,000	2,338,490
Senior, Towson University Project, 5.00%, 7/01/27	1,145,000	1,276,698
University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/30	3,245,000	3,313,437
University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/35	3,675,000	3,744,494
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%, 6/01/25	2,500,000	2,644,400
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%, 6/01/28	2,000,000	2,097,880
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%, 6/01/33	9,370,000	9,740,958
Maryland State GO, State and Local Facilities Loan, First Series B, 4.00%,		
3/15/21	5,000,000	5,838,050
3/15/24	18,905,000	21,545,272
Maryland State Health and Higher Educational Facilities Authority Revenue,		
Anne Arundel Health System Issue, 5.00%, 7/01/25	1,000,000	1,167,750
Anne Arundel Health System Issue, 5.00%, 7/01/26	1,345,000	1,564,665
Anne Arundel Health System Issue, 5.00%, 7/01/27	500,000	578,575
Anne Arundel Health System Issue, Series A, 6.75%, 7/01/29	2,000,000	2,486,200
Anne Arundel Health System Issue, Series A, 6.75%, 7/01/39	2,000,000	2,428,880
Carroll Hospital Center, 5.00%, 7/01/40	6,790,000	7,117,346
Edenwald, Series A, 5.40%, 1/01/31	1,000,000	1,036,790
Goucher College, Refunding, Series A, 5.00%, 7/01/34	1,500,000	1,713,480
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27	11,000,000	14,026,540
Johns Hopkins Medical Institutions, Series A, 5.00%, 5/15/37	9,395,000	9,860,240
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/31	7,060,000	8,519,373
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/37	8,500,000	9,971,350
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/38	5,805,000	6,096,527
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/41	15,000,000	17,596,500
LifeBridge Health Issue, Refunding, Assured Guaranty, 5.00%, 7/01/34	10,945,000	11,844,241
LifeBridge Health Issue, Refunding, Assured Guaranty, 4.75%, 7/01/38	10,000,000	10,608,200
LifeBridge Health Issue, Series A, Pre-Refunded, 5.125%, 7/01/34	2,500,000	2,658,025
Loyola College, Series A, 5.00%, 10/01/40	10,050,000	10,597,423
Loyola University Maryland, Refunding, Series A, 5.00%, 10/01/39	2,250,000	2,575,620
Maryland Institute College of Art, 5.00%, 6/01/35	2,000,000	2,082,280
Maryland Institute College of Art, 5.00%, 6/01/36	6,900,000	7,251,279
Maryland Institute College of Art, 5.00%, 6/01/40	10,000,000	10,380,400
Mercy Medical Center, Series A, 5.00%, 7/01/37	10,000,000	10,604,600
Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/27	655,000	655,642
Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/34	5,000,000	5,059,100
Parking, Johns Hopkins Medical Institutions, Refunding, Series B, AMBAC Insured, 5.00%, 7/01/38	6,200,000	6,297,836

128 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Maryland (continued)		
Maryland State Health and Higher Educational Facilities Authority Revenue, (continued)		
Peninsula Regional Medical Center, 5.00%, 7/01/36	$ 6,625,000	$ 7,023,494
Roland Park Place Project, Refunding, 5.625%, 7/01/18	2,500,000	2,503,000
Roland Park Place Project, Refunding, 5.625%, 7/01/24	2,680,000	2,681,956
Union Hospital Cecil County Issue, 5.00%, 7/01/35	3,015,000	3,163,006
University of Maryland Medical System, Refunding, AMBAC Insured, 5.25%, 7/01/28	15,000,000	16,923,450
University of Maryland Medical System, Series A, 5.00%, 7/01/41	2,500,000	2,609,350
Washington County Hospital, 5.75%, 1/01/38	2,500,000	2,701,375
Western Maryland Health, Refunding, Series A, NATL Insured, 4.75%, 7/01/36	17,120,000	17,719,542
Maryland State Stadium Authority Lease Revenue, Refunding, 5.00%,		
6/15/22	1,345,000	1,695,480
6/15/23	1,410,000	1,790,672
6/15/24	1,485,000	1,894,830
Maryland State Transportation Authority Lease Revenue, Metrorail Parking Project, AMBAC Insured, 5.00%, 7/01/28	3,975,000	4,123,387
Maryland State Transportation Authority Transportation Facilities Projects Revenue, AGMC Insured,		
5.00%, 7/01/31	7,455,000	7,764,159
5.00%, 7/01/32	7,165,000	7,455,397
5.00%, 7/01/34	7,500,000	7,782,975
Pre-Refunded, 5.00%, 7/01/27	5,890,000	6,256,652
Montgomery County GO, Consolidated Public Improvement, Refunding, Series A,		
4.00%, 11/01/20	8,000,000	9,339,440
5.00%, 7/01/22	12,020,000	15,192,318
Montgomery County Revenue, Department of Liquor Control,		
Refunding, Series A, 5.00%, 4/01/27	1,625,000	1,920,263
Refunding, Series A, 5.00%, 4/01/28	2,230,000	2,622,725
Refunding, Series A, 5.00%, 4/01/31	2,470,000	2,877,575
Series A, 5.00%, 4/01/30	1,935,000	2,261,938
Montgomery County Water Quality Protection Charge Revenue, Series A, 5.00%,		
4/01/30	1,855,000	2,177,510
4/01/31	1,240,000	1,452,052
Morgan State University Academic and Auxiliary Facilities Fees Revenue,		
Refunding, 5.00%, 7/01/25	1,190,000	1,432,689
Refunding, 5.00%, 7/01/26	355,000	423,497
Refunding, 5.00%, 7/01/27	750,000	890,618
Refunding, 5.00%, 7/01/29	630,000	741,308
Refunding, 5.00%, 7/01/31	455,000	533,351
Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32	6,450,000	6,549,459
Prince George's County COP, Public Safety Communications, 5.00%, 10/01/30	3,160,000	3,699,475
Prince George's County GO, Consolidated Public Improvement, Series A, 5.00%,		
3/01/22	9,420,000	12,010,123
9/15/28	3,725,000	4,512,614
Prince George's County IDA Lease Revenue, Upper Marlboro Justice, Series B, NATL Insured, 4.75%, 6/30/30	4,000,000	4,032,520

Annual Report | 129

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Maryland (continued)		
University System of Maryland Auxiliary Facility and Tuition Revenue, Refunding, Series D, 4.00%,		
10/01/24	$ 8,840,000	$ 10,356,414
10/01/25	5,615,000	6,530,413
		622,488,522
District of Columbia 0.4%		
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%, 7/01/32	2,500,000	2,829,900
U.S. Territories 14.9%		
Puerto Rico 14.5%		
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A, 6.00%, 7/01/38	2,100,000	2,176,062
Puerto Rico Commonwealth GO, Public Improvement, Refunding,		
AGMC Insured, 5.125%, 7/01/30	1,935,000	1,935,832
Series A, FGIC Insured, 5.50%, 7/01/22	3,000,000	3,233,280
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,		
Refunding, Series N, Assured Guaranty, 5.25%, 7/01/36	5,000,000	5,386,750
Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	5,000,000	4,999,600
Series G, 5.00%, 7/01/33	2,155,000	2,149,397
Series G, Pre-Refunded, 5.00%, 7/01/33	15,000	15,230
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,		
AMBAC Insured, 5.00%, 7/01/31	5,000,000	5,002,700
FGIC Insured, 5.00%, 7/01/24	5,000,000	5,036,150
Puerto Rico Electric Power Authority Power Revenue,		
Refunding, Series SS, AGMC Insured, 5.00%, 7/01/30	6,500,000	6,594,835
Series WW, 5.50%, 7/01/38	5,000,000	5,101,150
Series XX, 5.25%, 7/01/40	13,500,000	13,596,795
Puerto Rico HFAR, Capital Fund Modernization Program, Public Housing Projects, 5.125%, 12/01/27	4,250,000	4,551,240
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding,		
Series K, AGMC Insured, 5.25%, 7/01/27	5,300,000	5,578,833
Series Q, 5.625%, 7/01/39	5,000,000	5,112,850
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,		
Series A, 5.75%, 8/01/37	11,425,000	12,343,456
Series A, 6.00%, 8/01/42	18,160,000	19,924,970
Series C, 5.25%, 8/01/41	1,300,000	1,371,656
University of Puerto Rico Revenues, University System, Refunding, Series P, 5.00%, 6/01/30	3,750,000	3,652,500
		107,763,286
U.S. Virgin Islands 0.4%		
Virgin Islands PFAR,		
Gross Receipts Taxes Loan Note, Refunding, Series A, AGMC Insured, 5.00%, 10/01/22	2,000,000	2,077,520
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/29	1,000,000	1,088,590
		3,166,110
Total U.S. Territories		110,929,396
Total Municipal Bonds before Short Term Investments (Cost $697,844,568)		736,247,818

130 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 (continued)

Annual Report | The accompanying notes are an integral part of these financial statements. | 131

132 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 133

134 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 95.9%		
Missouri 80.4%		
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Revenue, Metrolink Cross County Extension Project, Assured Guaranty, 5.00%,		
10/01/35	$ 5,000,000	$ 5,601,850
10/01/39	30,300,000	33,489,984
Bi-State Development Agency Missouri-Illinois Metropolitan District Revenue, Metrolink Cross County Project, Series B, AGMC Insured, 5.00%, 10/01/32	7,300,000	7,472,499
Cape Girardeau County IDA Health Care Facilities Revenue,		
Southeast Missouri Hospital Assn., 5.00%, 6/01/36	7,500,000	7,753,800
St. Francis Medical Center, Series A, 5.50%, 6/01/27	6,350,000	6,384,862
St. Francis Medical Center, Series A, 5.50%, 6/01/32	5,000,000	5,024,650
St. Francis Medical Center, Series A, 5.75%, 6/01/39	3,150,000	3,471,584
Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble Paper Products, 5.30%, 5/15/28	6,875,000	6,878,369
Carroll County Public Water Supply District No. 1 Water System Revenue, Refunding,		
5.625%, 3/01/34	1,000,000	1,110,020
6.00%, 3/01/39	1,000,000	1,108,700
Columbia Special Obligation Electric Utility Improvement Revenue, Annual Appropriation Obligation, Series A, Pre-Refunded, 5.75%, 10/01/33	10,290,000	12,645,072
Columbia Special Obligation Revenue, Parking Project, Annual Appropriation Obligation, Series A-2, 4.00%, 3/01/31	1,165,000	1,263,967
Curators of the University of Missouri System Facilities Revenue,		
Refunding, 5.00%, 11/01/27	1,065,000	1,270,130
Series A, 5.00%, 11/01/33	5,000,000	5,723,400
Series A, 5.00%, 11/01/35	20,000,000	22,826,200
System Facilities, Refunding, Series A, 5.00%, 11/01/25	4,150,000	4,572,387
System Facilities, Refunding, Series A, 5.00%, 11/01/26	2,635,000	2,895,891
System Facilities, Series A, Pre-Refunded, 5.00%, 11/01/25	1,600,000	1,791,952
System Facilities, Series A, Pre-Refunded, 5.00%, 11/01/26	990,000	1,108,770
Ferguson Reorganized School District No. R-2 GO, Missouri Direct Deposit Program, 5.00%, 5/01/24	1,265,000	1,583,426
Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/22	1,000,000	1,051,500
Hazelwood School District GO, Missouri Direct Deposit Program, Refunding and Improvement,		
5.00%, 3/01/23	8,170,000	10,207,843
5.00%, 3/01/24	7,945,000	9,852,753
4.50%, 3/01/32	6,000,000	6,862,020
Independence School District GO, Missouri Direct Deposit Program, Series A, 5.00%,		
3/01/27	3,300,000	3,835,194
3/01/28	3,000,000	3,467,790
3/01/29	3,000,000	3,453,270
Jackson County Reorganized School District No. 4 Blue Springs GO, Refunding and Improvement, Series A, 5.00%, 3/01/29	4,000,000	4,598,600
Jackson County Special Obligation Revenue, Harry S. Truman Sports Complex, AMBAC Insured, 5.00%,		
12/01/28	2,400,000	2,649,840
12/01/29	26,925,000	29,677,004
Jefferson County Consolidated School District No. 006 Lease Participation COP, AGMC Insured, 5.00%, 3/01/25	1,050,000	1,102,290

Annual Report | 135

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
Joplin IDA Health Facilities Revenue, Freeman Health System Project,		
5.125%, 2/15/26	$ 6,000,000	$ 6,768,600
5.00%, 2/15/28	1,150,000	1,286,482
5.50%, 2/15/29	2,000,000	2,116,180
5.50%, 2/15/31	2,055,000	2,315,081
5.75%, 2/15/35	2,500,000	2,632,125
Kansas City GO, Refunding and Improvement, Series A,		
5.00%, 2/01/23	5,000,000	6,176,650
4.50%, 2/01/26	14,320,000	16,932,111
4.50%, 2/01/28	1,275,000	1,484,075
4.50%, 2/01/30	1,615,000	1,851,969
Kansas City IDAR,		
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/29	5,000,000	5,709,200
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/30	12,000,000	13,664,280
Downtown Redevelopment District, Refunding, Series A, 5.00%, 9/01/32	3,000,000	3,302,550
Kansas City Missouri IDA, AMBAC Insured, 5.00%, 12/01/24	4,470,000	4,870,244
Kansas City Missouri IDA, AMBAC Insured, 4.50%, 12/01/32	8,250,000	8,658,457
Kansas City Missouri IDA, AMBAC Insured, 5.00%, 12/01/32	15,000,000	16,136,700
Kansas City Sanitary Sewer System Revenue,		
Refunding, 5.00%, 1/01/37	29,210,000	33,562,290
Series A, 5.25%, 1/01/34	9,500,000	11,041,185
Kansas City Special Obligation Revenue, Downtown Arena Project, Refunding and Improvement,		
Series C, 5.125%, 4/01/38	10,000,000	11,107,000
Kansas City Special Obligation Tax Allocation, East Village Project, Series B,		
Assured Guaranty, 5.00%, 4/15/31	6,445,000	7,306,052
Kansas City Water Revenue,		
Refunding and Improvement, Series A, 5.25%, 12/01/32	12,725,000	15,115,773
Series A, 4.50%, 12/01/32	1,450,000	1,642,256
Series A, 4.50%, 12/01/36	5,155,000	5,745,351
Lincoln University Auxiliary System Sub. Revenue, Assured Guaranty, 5.125%, 6/01/37	2,325,000	2,471,568
Metropolitan St. Louis Sewer District Wastewater System Revenue,		
Refunding, Series B, 5.00%, 5/01/28	5,435,000	6,610,047
Refunding, Series B, 5.00%, 5/01/29	5,000,000	6,053,550
Refunding, Series B, 5.00%, 5/01/30	6,400,000	7,719,360
Refunding, Series B, 5.00%, 5/01/31	5,135,000	6,170,267
Refunding, Series B, 5.00%, 5/01/32	4,000,000	4,791,960
Refunding, Series B, 5.00%, 5/01/33	5,000,000	5,976,450
Refunding, Series B, 5.00%, 5/01/34	4,855,000	5,781,285
Series A, 5.00%, 5/01/30	4,510,000	5,431,528
Series A, 5.75%, 5/01/38	2,000,000	2,327,980
Series A, 5.00%, 5/01/42	30,175,000	35,026,536
Series A, NATL Insured, Pre-Refunded, 5.00%, 5/01/34	24,730,000	26,084,462
Series C, NATL Insured, 5.00%, 5/01/36	22,740,000	25,572,494
Missouri Development Finance Board Cultural Facilities Revenue, Series B, 5.00%, 6/01/37	28,435,000	31,970,892
Missouri Joint Municipal Electric Utility Commission Power Project Revenue,		
Iatan 2 Project, Series A, 6.00%, 1/01/39	15,750,000	17,595,900
Plum Point Project, NATL Insured, 5.00%, 1/01/28	5,235,000	5,455,498

136 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
Missouri Joint Municipal Electric Utility Commission Power Project Revenue, (continued)		
Plum Point Project, NATL Insured, 5.00%, 1/01/34	$34,945,000	$ 36,131,033
Series A, AMBAC Insured, 5.00%, 1/01/42	34,410,000	36,645,618
Missouri Joint Municipal Electric Utility Commission Power Supply System Revenue, MoPEP Facilities, 5.00%,		
1/01/32	3,600,000	3,945,888
1/01/37	3,400,000	3,659,386
Missouri Southern State College Revenue, Auxiliary Enterprise System, NATL Insured, 5.50%, 4/01/23	1,200,000	1,202,388
Missouri State Board of Public Buildings Special Obligation Revenue, Refunding, Series A, 4.00%, 10/01/25	9,370,000	10,372,496
Missouri State Development Finance Board Infrastructure Facilities Leasehold Revenue, Electric Systems Project, Refunding and Improvement, Series F, 4.00%, 6/01/37	3,000,000	3,020,610
Missouri State Development Finance Board Revenue,		
Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	7,000,000	7,534,030
Independence Missouri Electric System, Dodwood Project, Series A, 5.00%, 6/01/37	5,000,000	5,291,600
Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble Paper Product, 5.20%, 3/15/29	3,000,000	3,654,660
Missouri State Environmental Improvement and Energy Resources Authority Water PCR, State Revolving Fund,		
Series A, 6.55%, 7/01/14	50,000	50,219
Series A, 5.75%, 1/01/16	55,000	55,194
Series B, 5.80%, 1/01/15	40,000	40,148
Series B, 7.20%, 7/01/16	95,000	95,428
Series B, AGMC Insured, 6.05%, 7/01/16	325,000	326,216
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and Drinking Water Revenue, State Revolving Funds Programs,		
Refunding, Series A, 5.00%, 1/01/23	14,000,000	16,863,700
Refunding, Series A, 5.00%, 1/01/24	6,000,000	7,459,980
Refunding, Series A, 5.00%, 1/01/24	7,890,000	9,447,880
Refunding, Series B, 5.50%, 7/01/21	60,000	60,175
Series A, 5.75%, 1/01/29	2,500,000	3,023,450
Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,		
A.T. Still University Health Sciences, 5.00%, 10/01/26	3,095,000	3,544,642
A.T. Still University Health Sciences, 5.25%, 10/01/31	1,200,000	1,343,952
A.T. Still University Health Sciences, 5.25%, 10/01/41	4,500,000	4,983,840
Lake Regional Health Systems, Refunding, 5.00%, 2/15/26	1,105,000	1,250,363
Lake Regional Health Systems, Refunding, 5.00%, 2/15/34	7,000,000	7,676,270
The Washington University, Series A, 5.375%, 3/15/39	16,825,000	19,607,014
The Washington University, Series A, 5.00%, 11/15/41	6,000,000	6,992,040
The Washington University, Series B, 5.00%, 11/15/37	14,000,000	16,491,720
Webster University Project, Refunding and Improvement, 5.00%, 4/01/36	7,000,000	7,743,050
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,		
CoxHealth, 5.50%, 11/15/39	14,325,000	15,784,001
Improvement, Jefferson Memorial Hospital, Radian Insured, Pre-Refunded, 5.00%, 8/15/21	4,585,000	4,893,295
Improvement, Jefferson Memorial Hospital, Radian Insured, Pre-Refunded, 5.25%, 8/15/28	4,900,000	5,247,116
Lake Regional Health System, Refunding, 5.00%, 2/15/24	4,000,000	4,442,480

Annual Report | 137

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, (continued)		
Lake Regional Health Systems Project, Pre-Refunded, 5.60%, 2/15/25	$ 1,250,000	$ 1,312,438
Lake Regional Health Systems Project, Pre-Refunded, 5.70%, 2/15/34	2,750,000	2,889,948
SSM Health Care, Series B, 5.00%, 6/01/30	16,150,000	17,992,230
SSM Health Care, Series B, 5.00%, 6/01/34	7,000,000	7,698,810
St. Luke's Episcopal, 5.00%, 12/01/34	7,500,000	7,855,800
St. Luke's Health System, Series A, AGMC Insured, 5.50%, 11/15/35	10,000,000	10,986,000
St. Luke's Health System, Series B, AGMC Insured, 5.50%, 11/15/35	6,725,000	7,388,085
Missouri State Health and Educational Facilities Authority Revenue,		
Children's Mercy Hospital, 5.625%, 5/15/39	9,500,000	10,553,550
Lutheran Senior Services, 5.75%, 2/01/31	1,900,000	2,145,347
Lutheran Senior Services, 6.00%, 2/01/41	4,250,000	4,811,808
Senior Living Facilities, Lutheran Senior Services Projects, 5.375%, 2/01/35	2,520,000	2,730,344
Senior Living Facilities, Lutheran Senior Services Projects, 5.50%, 2/01/42	8,985,000	9,768,312
Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.00%, 2/01/25	1,500,000	1,541,925
Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.375%, 2/01/35	4,655,000	4,773,703
Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%, 2/01/22	3,400,000	3,599,512
Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%, 2/01/27	2,700,000	2,799,711
Missouri State Highways and Transit Commission State Road Revenue,		
5.00%, 5/01/20	6,875,000	8,379,525
5.00%, 5/01/21	5,000,000	6,021,950
first lien, Series B, 5.00%, 5/01/24	6,005,000	6,785,290
Series A, 5.00%, 5/01/24	1,150,000	1,347,398
Missouri State Housing Development Commission SFMR, Homeownership Loan Program,		
Series A-1, GNMA Secured, 4.75%, 9/01/32	880,000	886,943
Series C, GNMA Secured, 5.00%, 3/01/32	910,000	973,354
Series D, GNMA Secured, 4.70%, 3/01/35	2,915,000	3,059,467
Monarch-Chesterfield Levee District Revenue, NATL Insured, 5.75%, 3/01/19	1,920,000	1,926,624
North Kansas City Hospital Revenue, North Kansas City Hospital, Series A, AGMC Insured,		
5.00%, 11/15/20	1,000,000	1,013,390
5.00%, 11/15/21	1,000,000	1,013,050
5.00%, 11/15/22	1,000,000	1,012,700
5.00%, 11/15/28	1,965,000	1,982,646
5.125%, 11/15/33	2,755,000	2,773,018
Northwest Missouri State University Revenue, Housing System, Refunding, 4.00%,		
6/01/27	2,000,000	2,115,520
6/01/28	3,000,000	3,153,720
Pettis County School District 200 Sedalia Lease COP, Missouri State Assn. of Rural Education, Assured Guaranty, 5.00%, 3/01/27	6,610,000	7,267,959
Riverside-Quindaro Bend Levee District of Platte County Levee Improvement Revenue, L-385 Project, Refunding, Radian Insured, 5.00%, 3/01/27	5,000,000	5,097,650
Sikeston Electric Revenue, Refunding, 5.00%,		
6/01/19	11,925,000	13,808,434
6/01/20	12,525,000	14,568,203
6/01/21	13,130,000	15,346,869
6/01/22	12,570,000	14,751,021

138 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
Springfield Public Building Corp. Leasehold Revenue,		
Capital Improvement Program, AMBAC Insured, 5.00%, 3/01/24	$ 2,600,000	$ 2,709,720
Springfield Branson Airport, Series A, AMBAC Insured, 5.00%, 7/01/36	5,000,000	5,330,050
Springfield Public Utility Revenue, NATL RE, FGIC Insured, 4.75%, 8/01/34	3,000,000	3,211,890
Springfield School District No. R-12 GO, Missouri Direct Deposit Program,		
AGMC Insured, 5.00%, 3/01/26	5,000,000	5,581,200
Refunding, 4.00%, 3/01/22	500,000	588,645
Refunding, 4.00%, 3/01/23	1,000,000	1,179,280
Springfield Special Obligation Revenue, Sewer System Improvements Project, 5.00%,		
4/01/31	1,795,000	2,085,987
4/01/32	1,885,000	2,182,453
St. Joseph IDA Special Obligation Revenue, Sewer System Improvements Project, 5.00%, 4/01/27	2,655,000	2,830,814
St. Louis Airport Revenue, Lambert-St. Louis International Airport,		
Refunding, NATL Insured, 5.50%, 7/01/29	13,070,000	15,717,851
Refunding, Series A, AGMC Insured, 5.00%, 7/01/23	14,615,000	16,402,122
Refunding, Series B, AGMC Insured, 5.00%, 7/01/25	9,420,000	10,322,153
Series A-1, 6.125%, 7/01/24	2,000,000	2,294,120
Series A-1, 6.625%, 7/01/34	5,000,000	5,963,400
St. Louis County IDA Senior Living Facilities Revenue, Friendship Village Chesterfield, 5.00%, 9/01/42	2,500,000	2,496,150
St. Louis County IDA, MFHR, Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31	1,095,000	1,096,018
St. Louis Municipal Finance Corp. Leasehold Revenue, Convention Center Capital Improvement, Series B, Assured Guaranty, 5.375%, 7/15/38	22,725,000	25,368,372
St. Louis Municipal Finance Corp. Recreation Sales Tax Leasehold Revenue, AMBAC Insured, 5.00%,		
2/15/32	8,075,000	8,432,723
2/15/37	7,800,000	8,081,814
St. Louis Special Administrative Board of the Transitional School District GO, Direct Deposit Program, Refunding, 4.00%, 4/01/24	9,635,000	10,604,185
Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., Refunding,		
5.30%, 5/15/18	2,365,000	2,366,443
5.40%, 5/15/28	1,500,000	1,500,015
Taney County Reorganized School District GO, No. R-V Hollister, AGMC Insured, Pre-Refunded, 5.00%, 3/01/20	1,300,000	1,300,000
		1,183,857,546
U.S. Territories 15.5%		
Guam 0.8%		
Guam Power Authority Revenue, Refunding, Series A, AGMC Insured, 5.00%,		
10/01/23	5,095,000	5,932,669
10/01/26	2,250,000	2,591,618
10/01/30	2,500,000	2,861,800
		11,386,087

Annual Report | 139

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
U.S. Territories (continued)		
Puerto Rico 14.4%		
Puerto Rico Commonwealth GO, Public Improvement,		
Refunding, Series A, 6.50%, 7/01/40	$ 7,000,000	$ 7,642,320
Refunding, Series A, 5.75%, 7/01/41	15,000,000	15,715,500
Refunding, Series C, AGMC Insured, 5.375%, 7/01/28	3,245,000	3,400,857
Series A, 6.00%, 7/01/38	6,250,000	6,550,250
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,		
NATL Insured, 5.50%, 7/01/28	2,545,000	2,702,357
Series Y, Pre-Refunded, 5.50%, 7/01/36	9,500,000	11,083,555
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Refunding, Series N,		
Assured Guaranty, 5.50%, 7/01/26	7,410,000	8,384,786
FGIC Insured, 5.25%, 7/01/39	4,900,000	4,899,608
Puerto Rico Electric Power Authority Power Revenue,		
Refunding, Series AAA, 5.25%, 7/01/28	5,000,000	5,130,950
Refunding, Series CCC, 5.00%, 7/01/28	4,000,000	4,043,720
Series CCC, 5.25%, 7/01/28	5,000,000	5,130,950
Series TT, 5.00%, 7/01/32	5,000,000	5,003,500
Series WW, 5.50%, 7/01/38	19,320,000	19,710,844
Series XX, 5.75%, 7/01/36	6,000,000	6,253,920
Series XX, 5.25%, 7/01/40	27,750,000	27,948,967
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Industrial Revenue, Guaynabo Municipal Government Center Project, 5.625%, 7/01/22	2,500,000	2,502,525
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, Pre-Refunded, 5.375%, 7/01/34	10,000,000	10,662,200
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,		
Refunding, Series C, 5.375%, 8/01/36	6,900,000	7,343,394
Series A, 5.50%, 8/01/37	3,000,000	3,203,760
Series A, 5.375%, 8/01/39	7,000,000	7,423,710
Series A-1, 5.25%, 8/01/43	11,500,000	12,171,830
Series B, 6.375%, 8/01/39	10,000,000	11,150,600
Series C, 5.50%, 8/01/40	15,000,000	16,071,750
Series C, 5.25%, 8/01/41	7,500,000	7,913,400
		212,045,253
U.S. Virgin Islands 0.3%		
Virgin Islands PFAR,		
Matching Fund Loan Note, senior lien, Series A, 5.00%, 10/01/29	2,500,000	2,742,275
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/39	2,500,000	2,621,075
		5,363,350
Total U.S. Territories		228,794,690
Total Municipal Bonds before Short Term Investments (Cost $1,321,945,161)		1,412,652,236

140 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 (continued)

Annual Report | The accompanying notes are an integral part of these financial statements. | 141

142 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 143

144 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 96.2%		
North Carolina 82.6%		
Asheville Water System Revenue, NATL Insured, 5.00%, 8/01/32	$ 2,110,000	$ 2,407,215
Brunswick County Enterprise System Revenue, Series A, AGMC Insured, Pre-Refunded, 5.00%,		
4/01/27	1,500,000	1,576,245
4/01/28	1,750,000	1,838,953
Buncombe County COP, NATL Insured, 5.00%, 4/01/22	1,000,000	1,121,360
Cape Fear Public Utility Authority Water and Sewer System Revenue,		
5.00%, 8/01/35	21,000,000	23,808,960
5.00%, 8/01/36	8,000,000	9,401,520
Refunding, 5.00%, 8/01/28	1,535,000	1,851,394
Cary Combined Enterprise System Revenue, Refunding, 5.00%,		
12/01/33	5,405,000	6,195,103
12/01/42	21,395,000	25,182,343
Charlotte Airport Revenue,		
Charlotte Douglas International Airport, Refunding, Series A, 5.50%, 7/01/34	3,765,000	4,444,545
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/32	20,680,000	22,589,798
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36	13,085,000	14,232,031
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/39	3,000,000	3,383,280
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/41	12,000,000	13,557,360
Series A, NATL Insured, 5.00%, 7/01/29	5,000,000	5,174,000
Series A, NATL Insured, 5.00%, 7/01/34	10,000,000	10,312,200
Charlotte COP,		
Governmental Facilities Projects, Series G, 5.00%, 6/01/28	3,000,000	3,032,820
Refunding, Series C, 5.00%, 6/01/39	6,000,000	6,641,880
Transit Projects, Phase II, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,881,950
Transit Projects, Phase II, Series E, 5.00%, 6/01/35	6,000,000	6,486,780
Charlotte GO, Refunding, Series A, 5.00%, 7/01/32	5,000,000	6,033,550
Charlotte Storm Water Fee Revenue,		
5.00%, 6/01/35	10,000,000	11,169,600
Refunding, 5.00%, 12/01/22	1,965,000	2,536,540
Refunding, 5.00%, 12/01/23	2,070,000	2,642,252
Refunding, 5.00%, 12/01/24	1,500,000	1,902,450
Charlotte Water and Sewer System Revenue,		
5.00%, 7/01/38	11,775,000	13,396,653
Refunding, Series B, 5.00%, 7/01/38	10,000,000	11,692,100
The Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas HealthCare System,		
Refunding, Series A, 5.25%, 1/15/34	4,000,000	4,496,280
Refunding, Series A, 5.00%, 1/15/39	15,000,000	16,101,150
Refunding, Series A, 5.00%, 1/15/43	5,000,000	5,640,050
Series A, 5.25%, 1/15/42	10,000,000	11,377,200
Series A, AGMC Insured, 5.00%, 1/15/23	7,780,000	8,612,382
Chatham County COP, AMBAC Insured, 5.00%, 6/01/34	5,000,000	5,317,350
Columbus County Industrial Facilities and PCFA Revenue, International Paper Co. Projects, 5.70%, 5/01/34	2,500,000	2,803,325

Annual Report | 145

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
North Carolina (continued)		
Dare County COP,		
AMBAC Insured, Pre-Refunded, 5.00%, 6/01/29	$ 5,295,000	$ 5,603,857
NATL RE, FGIC Insured, 5.00%, 6/01/23	2,000,000	2,144,340
Dare County Utility System Revenue, 5.00%, 2/01/41	5,000,000	5,702,800
Durham County COP, Series A, 5.00%, 6/01/31	4,000,000	4,554,360
Durham County Enterprise System Revenue, NATL Insured, Pre-Refunded, 5.00%, 6/01/23	1,670,000	1,689,088
Durham County GO, Refunding, 5.00%, 11/01/20	5,000,000	6,306,450
Durham Utility System Revenue, Refunding, 5.00%, 6/01/41	4,000,000	4,665,720
Greenville Utilities Commission Combined Enterprise System Revenue, Refunding, Series A, AGMC Insured, 5.00%, 11/01/33	6,000,000	6,719,100
Guilford County GO, Public Improvement,		
Series A, 5.00%, 3/01/21	5,255,000	6,712,106
Refunding, Series C, 5.00%, 2/01/22	5,920,000	7,278,699
Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,		
5.45%, 11/01/33	4,000,000	4,001,440
Refunding, 6.45%, 11/01/29	3,900,000	3,904,290
Harnett County COP, Assured Guaranty, 5.00%,		
6/01/28	1,000,000	1,136,740
6/01/29	500,000	565,910
High Point Combined Enterprise System Revenue,		
AGMC Insured, 5.00%, 11/01/33	5,000,000	5,859,500
NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 11/01/31	11,000,000	11,856,900
Iredell County COP, Iredell County School Project, AGMC Insured,		
5.125%, 6/01/27	4,000,000	4,554,560
5.00%, 6/01/28	1,000,000	1,126,190
Johnston Memorial Hospital Authority Mortgage Revenue, Johnston Memorial Hospital Project, AGMC Insured, 5.25%, 10/01/36	7,000,000	7,632,520
Mecklenburg County COP, Series A, 5.00%, 2/01/28	350,000	397,961
Mecklenburg County GO, Refunding, Series A, 5.00%, 12/01/27	5,000,000	6,701,600
Monroe COP, Assured Guaranty, 5.50%,		
3/01/34	2,425,000	2,750,799
3/01/39	1,085,000	1,215,623
Nash Health Care System Health Care Facilities Revenue,		
5.00%, 11/01/41	5,000,000	5,399,800
AGMC Insured, 5.00%, 11/01/30	2,250,000	2,436,120
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project, Refunding, Series B, AGMC Insured,		
5.00%, 10/01/27	3,500,000	3,885,980
5.125%, 10/01/31	8,385,000	9,266,683
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,		
Johnson and Wales University Project, Series A, XLCA Insured, 5.00%, 4/01/33	3,000,000	3,002,100
Wake Forest University, 5.00%, 1/01/38	27,000,000	30,635,280
North Carolina Eastern Municipal Power Agency Power System Revenue,		
Refunding, Series A, 6.50%, 1/01/18	3,000,000	3,726,810
Refunding, Series A, 5.00%, 1/01/24	10,000,000	11,397,000
Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21	11,555,000	12,831,019
Series A, 5.00%, 1/01/26	1,770,000	2,100,264
Series C, 6.75%, 1/01/24	3,500,000	4,374,335

146 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
North Carolina (continued)		
North Carolina Medical Care Commission Health Care Facilities Revenue,		
Appalachian Regional Healthcare System, Refunding, Series A, 6.50%, 7/01/31	$ 5,000,000	$ 6,018,500
Appalachian Regional Healthcare System, Refunding, Series A, 6.625%, 7/01/34	6,000,000	7,227,780
Blue Ridge HealthCare System Project, Refunding, NATL RE, FGIC Insured, Series A, 5.00%, 1/01/33	10,805,000	11,003,920
Cape Fear Valley Health System, Refunding, Series A, 5.00%, 10/01/32	3,950,000	4,377,430
Duke University Health System, Series A, 5.00%, 6/01/42	8,150,000	9,146,826
Duke University Health System, Series A, 5.00%, 6/01/42	15,000,000	17,015,700
Duke University Health System, Series A, 5.00%, 6/01/42	11,500,000	12,854,815
FirstHealth Carolinas Project, Series A, Pre-Refunded, 6.125%, 10/01/39	11,315,000	12,351,793
FirstHealth Carolinas Project, Series C, 5.00%, 10/01/29	5,000,000	5,164,800
Novant Health Obligated Group, NATL Insured, 5.00%, 11/01/39	9,680,000	10,163,516
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,638,800
Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19	495,000	496,020
Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29	1,220,000	1,221,635
University Health System, Refunding, Series D, 6.25%, 12/01/33	10,000,000	11,845,900
Vidant Health, Refunding, Series A, 5.00%, 6/01/36	9,785,000	10,652,342
Wake Forest Baptist Obligated Group, Refunding, Series B, 5.00%, 12/01/33	15,880,000	18,254,854
Wake Forest Baptist Obligated Group, Series A, 5.00%, 12/01/45	17,500,000	19,680,325
WakeMed Project, Refunding, Series A, 5.00%, 10/01/38	9,005,000	9,979,431
WakeMed Project, Series A, Assured Guaranty, Pre-Refunded, 5.625%, 10/01/29	1,500,000	1,625,685
WakeMed Project, Series A, Assured Guaranty, Pre-Refunded, 5.625%, 10/01/38	6,000,000	6,502,740
WakeMed Project, Series A, Assured Guaranty, Pre-Refunded, 5.875%, 10/01/38	2,515,000	2,735,591
North Carolina Medical Care Commission Health System Revenue, Mission Health Combination Group, Refunding, AGMC Insured, 5.00%, 10/01/36	5,000,000	5,346,950
North Carolina Medical Care Commission Revenue,		
Betsy Johnson Regional Hospital Project, AGMC Insured, Pre-Refunded, 5.125%, 10/01/32	4,500,000	4,626,405
Rowan Regional Medical Center Project, AGMC Insured, Pre-Refunded, 5.00%, 9/01/33	21,720,000	23,242,138
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,		
Refunding, Series A, 5.00%, 1/01/26	2,500,000	2,865,775
Refunding, Series A, 5.00%, 1/01/30	4,670,000	5,293,352
Refunding, Series B, 5.00%, 1/01/21	5,000,000	6,022,750
Series B, 5.00%, 1/01/30	5,395,000	6,326,123
Series B, 5.00%, 1/01/31	1,000,000	1,170,880
North Carolina State Capital Facilities Finance Agency Revenue,		
Davidson College, 5.00%, 3/01/40	4,000,000	4,698,520
Duke University Project, Refunding, Series A, 5.00%, 10/01/41	11,080,000	12,104,789
Duke University Project, Refunding, Series A, 5.00%, 10/01/44	12,050,000	13,440,208
Duke University Project, Refunding, Series B, 5.00%, 10/01/38	20,000,000	23,068,200
Duke University Project, Refunding, Series B, 4.75%, 7/01/42	10,000,000	10,789,000
Duke University Project, Series A, 5.00%, 10/01/39	2,615,000	2,923,439
Methodist University, 5.00%, 3/01/34	2,000,000	2,184,480
North Carolina State Capital Improvement Limited Obligation Revenue,		
Series A, 5.00%, 5/01/28	5,000,000	5,786,950
Series C, 5.00%, 5/01/29	10,000,000	11,931,500
North Carolina State COP, Western Carolina University Housing Project, AMBAC Insured, 5.00%, 6/01/33	1,500,000	1,506,540

Annual Report | 147

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
North Carolina (continued)		
North Carolina State GO,		
Public Improvement, Series A, 5.00%, 5/01/23	$10,000,000	$ 12,297,500
Public Improvement, Series A, 5.00%, 5/01/24	23,370,000	28,650,685
Public Improvement, Series A, 4.50%, 3/01/26	4,855,000	5,369,193
Refunding, Series B, 5.00%, 6/01/19	5,000,000	6,186,200
Refunding, Series C, 5.00%, 5/01/26	10,000,000	13,236,900
North Carolina State Infrastructure Financial Corp. COP, Capital Improvement, Series A, 5.00%, 5/01/22	6,595,000	7,576,006
North Carolina State Medical Care Commission Hospital Revenue,		
Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22	1,770,000	1,908,556
Halifax Regional Medical Center Project, 5.00%, 8/15/24	1,800,000	1,799,928
North Carolina Baptist Hospital, Refunding, 5.00%, 6/01/34	14,040,000	15,498,475
Southeastern Regional Medical Center, Refunding, 5.00%, 6/01/32	1,645,000	1,870,266
North Carolina State Ports Authority Port Facilities Revenue, senior lien, Refunding, Series A, 5.25%, 2/01/40	6,000,000	6,701,340
North Carolina State Turnpike Authority Monroe Connector System State Appropriated Revenue, 5.00%, 7/01/41	6,565,000	7,422,126
[a]North Carolina State University at Raleigh Revenue, Refunding, Series A, 5.00%,		
10/01/28	6,000,000	7,423,620
10/01/29	7,750,000	9,540,095
10/01/37	10,000,000	11,890,100
10/01/42	7,350,000	8,665,871
North Carolina Turnpike Authority Triangle Expressway System Revenue, Series A, Assured Guaranty,		
5.50%, 1/01/29	6,400,000	7,498,368
5.75%, 1/01/39	12,120,000	14,070,472
Northern Hospital District of Surry County Health Care Facilities Revenue,		
6.00%, 10/01/28	1,000,000	1,082,850
6.25%, 10/01/38	2,000,000	2,174,060
Oak Island Enterprise System Revenue,		
Assured Guaranty, 6.00%, 6/01/34	1,540,000	1,817,323
Assured Guaranty, 6.00%, 6/01/36	1,000,000	1,174,460
Series A, NATL Insured, 5.00%, 6/01/33	5,000,000	5,524,650
Onslow County Hospital Authority FHA Insured Mortgage Revenue, Onslow Memorial Hospital Project, NATL Insured, 5.00%,		
4/01/31	5,735,000	6,058,855
10/01/34	6,000,000	6,328,500
Onslow Water and Sewer Authority Combined Enterprise System Revenue, Series A, NATL Insured, 5.00%, 6/01/33	7,500,000	8,271,600
Pasquotank County COP, NATL Insured, Pre-Refunded, 5.00%, 6/01/25	1,400,000	1,481,361
Pitt County COP, School Facilities Project, Series B, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/29	2,500,000	2,627,075
Pitt County Revenue, Assured Guaranty, 5.00%, 4/01/34	1,000,000	1,135,440
Raleigh Combined Enterprise System Revenue,		
5.00%, 3/01/40	11,915,000	13,752,174
Pre-Refunded, 5.00%, 3/01/31	10,360,000	10,851,064
Refunding, Series A, 5.00%, 3/01/30	2,545,000	3,095,509
Refunding, Series A, 5.00%, 3/01/31	2,000,000	2,423,600
Series A, 5.00%, 3/01/36	6,000,000	6,624,540

148 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
North Carolina (continued)		
Raleigh COP, Downtown Improvement Projects, Series A, 5.00%, 2/01/29	$ 6,070,000	$ 6,529,499
Raleigh GO, Public Improvement, Series B, 5.00%, 4/01/26	5,000,000	6,206,000
Raleigh-Durham Airport Authority Airport Revenue,		
Refunding, Series A, 5.00%, 5/01/36	10,785,000	12,223,719
Series A, AMBAC Insured, 5.00%, 5/01/30	14,060,000	15,012,846
Rockingham County COP, Assured Guaranty, 5.00%, 4/01/32	9,380,000	10,261,063
Union County COP, AMBAC Insured, 5.00%, 6/01/30	5,000,000	5,613,600
University of North Carolina at Chapel Hill Revenue, Board of Governors of the University of North Carolina, General,		
5.00%, 12/01/31	9,000,000	10,475,910
Pre-Refunded, 5.00%, 12/01/28	1,000,000	1,035,500
Refunding, Series A, 5.00%, 12/01/34	11,460,000	12,659,518
University of North Carolina at Charlotte Revenue,		
General, Series B, AGMC Insured, 5.00%, 4/01/32	5,000,000	5,458,750
Refunding, Series A, 5.00%, 4/01/23	2,655,000	3,320,290
Refunding, Series A, 5.00%, 4/01/26	1,000,000	1,225,440
Series A, 5.00%, 4/01/37	12,995,000	15,180,499
Series A, 5.00%, 4/01/41	18,000,000	20,949,120
University of North Carolina at Greensboro Revenue, General,		
Refunding, 5.00%, 4/01/28	2,615,000	3,115,433
Refunding, Series A, 5.00%, 4/01/36	5,000,000	5,797,600
Series A, Assured Guaranty, 5.00%, 4/01/34	1,000,000	1,143,040
University of North Carolina at Wilmington COP, Student Housing Project,		
Assured Guaranty, 5.00%, 6/01/32	5,000,000	5,496,500
NATL RE, FGIC Insured, 5.00%, 6/01/26	1,655,000	1,776,477
NATL RE, FGIC Insured, 5.00%, 6/01/27	1,740,000	1,863,244
NATL RE, FGIC Insured, 5.00%, 6/01/29	1,915,000	2,039,609
NATL RE, FGIC Insured, 5.00%, 6/01/37	11,350,000	11,933,957
University of North Carolina System Revenue,		
2012, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/29	1,155,000	1,213,062
2012, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/29	595,000	625,244
Series A, Assured Guaranty, 5.00%, 10/01/33	5,000,000	5,563,750
Series A, NATL Insured, 5.00%, 10/01/33	2,000,000	2,161,280
Series C, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/29	750,000	788,123
Wake County GO, Refunding, Series C, 5.00%, 3/01/25	10,000,000	13,221,500
Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co. Project, Refunding, 5.375%, 2/01/17	8,000,000	8,065,840
Wake County Revenue, Limited Obligation, 5.00%,		
1/01/33	10,820,000	12,857,406
6/01/36	5,000,000	5,815,000
1/01/37	12,000,000	13,968,600
Western Carolina University Research and Development Corp. COP, Western Carolina University Student Housing Project, Assured Guaranty, 5.00%, 6/01/39	5,000,000	5,403,100
Wilkes County COP, NATL Insured, 5.00%,		
6/01/31	4,295,000	4,589,594
6/01/36	6,085,000	6,448,031
Wilmington COP,		
AMBAC Insured, Pre-Refunded, 5.00%, 9/01/29	1,000,000	1,070,080
Refunding, Series A, AMBAC Insured, 5.00%, 6/01/32	5,310,000	5,771,598

Annual Report | 149

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
North Carolina (continued)		
Wilmington COP, (continued)		
Series A, 5.00%, 6/01/33	$ 6,000,000	$ 6,916,680
Series A, 5.00%, 6/01/38	7,625,000	8,691,966
Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/33	1,000,000	1,133,510
Wilmington Water and Sewer System Revenue, Refunding, AGMC Insured, 5.00%, 6/01/34	3,565,000	3,869,095
Wilson COP, Public Facilities Project, Assured Guaranty, 5.00%, 5/01/33	3,000,000	3,304,080
Winston-Salem Water and Sewer System Revenue,		
5.00%, 6/01/39	5,000,000	5,818,150
Refunding, Series A, 5.00%, 6/01/32	7,590,000	8,613,284
		1,316,518,314
U.S. Territories 13.6%		
Puerto Rico 13.2%		
Children's Trust Fund Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding, 5.50%, 5/15/39	5,000,000	5,056,100
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A, 6.00%, 7/01/38	2,100,000	2,176,062
Puerto Rico Commonwealth GO, Public Improvement,		
Refunding, AGMC Insured, 5.125%, 7/01/30	2,205,000	2,205,948
Refunding, Series A, 5.50%, 7/01/32	5,000,000	5,108,150
Refunding, Series A, 5.75%, 7/01/41	5,000,000	5,238,500
Refunding, Series B, 6.00%, 7/01/39	10,000,000	10,480,300
Series A, 5.25%, 7/01/37	5,000,000	5,038,000
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,		
Refunding, Series A, NATL Insured, 5.00%, 7/01/38	20,000	20,001
Refunding, Series H, 5.00%, 7/01/35	1,365,000	1,348,620
Series D, AGMC Insured, 5.00%, 7/01/32	2,765,000	2,765,636
Series H, Pre-Refunded, 5.00%, 7/01/35	125,000	126,935
Series H, Pre-Refunded, 5.00%, 7/01/35	2,790,000	2,833,664
Puerto Rico Electric Power Authority Power Revenue,		
Series NN, NATL Insured, Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,077,400
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	3,000,000	3,320,850
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,106,950
Series TT, 5.00%, 7/01/32	8,100,000	8,105,670
Series WW, 5.25%, 7/01/33	6,500,000	6,568,575
Series WW, 5.50%, 7/01/38	6,700,000	6,835,541
Series XX, 5.25%, 7/01/40	30,510,000	30,728,757
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B, 5.25%, 12/15/26	5,000,000	5,123,250
Puerto Rico PBA Guaranteed Revenue, Government Facilities,		
Refunding, Series N, 5.00%, 7/01/32	10,000,000	9,901,500
Refunding, Series P, 6.75%, 7/01/36	5,000,000	5,483,000
Series I, 5.00%, 7/01/36	2,405,000	2,372,244

150 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 151

152 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 153

154 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.4%		
Virginia 81.3%		
Arlington County GO, Refunding, Series A, 5.00%, 8/01/24	$10,000,000	$ 12,589,700
Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21	1,245,000	1,498,295
Capital Region Airport Commission Airport Revenue, Series A, AGMC Insured, 5.00%,		
7/01/31	2,000,000	2,208,800
7/01/38	5,895,000	6,398,197
Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34	1,000,000	1,007,980
Charlotte County IDA Hospital Revenue, Halifax Regional Hospital Inc., 5.00%, 9/01/37	2,500,000	2,598,650
Chesterfield County EDA, PCR, Virginia Electric and Power Co. Project, Refunding, Series A, 5.00%, 5/01/23	5,000,000	5,795,450
Chesterfield County EDA Revenue, Bon Secours Health System Inc.,		
Series C-1, AGMC Insured, 5.00%, 11/01/42	2,250,000	2,427,795
Series C-2, Assured Guaranty, 5.00%, 11/01/42	8,000,000	8,632,160
Dinwiddie County IDA Lease Revenue, Series B, NATL Insured, Pre-Refunded, 5.00%, 2/15/30	1,410,000	1,473,140
Fairfax County EDA Revenue, National Wildlife Federation Project, NATL Insured, 5.375%, 9/01/29	8,000,000	8,015,520
Fairfax County EDA Transportation District Improvement Revenue, Silver Line Phase I Project, 5.00%,		
4/01/36	10,000,000	11,231,900
4/01/37	3,520,000	3,941,731
Fairfax County GO, Public Improvement,		
Refunding, Series B, 5.00%, 4/01/24	10,000,000	13,058,800
Series A, 4.00%, 4/01/30	10,880,000	11,836,026
Series A, 5.00%, 10/01/31	5,215,000	6,268,743
Fairfax County IDAR, Health Care, Inova Health System Project,		
Refunding, Series C, 5.00%, 5/15/25	3,500,000	4,064,515
Series A, 5.50%, 5/15/35	10,000,000	11,476,300
Series A, 5.00%, 5/15/40	10,765,000	12,205,680
Front Royal and Warren County IDA Lease Revenue, Series B, AGMC Insured, Pre-Refunded, 5.00%,		
4/01/29	5,115,000	5,374,996
4/01/35	6,000,000	6,304,980
Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, NATL Insured, 5.00%, 6/15/30	6,000,000	6,393,120
Hampton Roads Sanitation District Wastewater Revenue,		
5.00%, 4/01/33	10,000,000	11,326,500
5.00%, 11/01/34	3,000,000	3,431,400
Refunding, 5.00%, 4/01/38	16,000,000	17,926,560
Series A, 5.00%, 1/01/39	13,830,000	15,838,531
Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured, 5.00%,		
8/15/42	8,095,000	8,607,252
8/15/46	15,000,000	15,929,100
Henrico County EDA Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/30	7,000,000	7,927,290
Henrico County GO, Public Improvement, Refunding, 5.00%, 8/01/25	3,420,000	4,515,700
Hopewell Sewer System Revenue, Refunding, Series A, 5.00%, 7/15/42	4,850,000	5,447,956

Annual Report | 155

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Virginia (continued)		
Isle Wight County GO, Public Improvement, Refunding, 5.00%,		
7/01/37	$ 3,000,000	$ 3,524,670
7/01/43	6,000,000	6,964,020
King George County IDA Lease Revenue, AGMC Insured, Pre-Refunded, 5.00%, 3/01/32	3,595,000	3,763,534
Lexington IDA Educational Facilities Revenue, VMI Development Board Inc. Project, Series C, 5.00%, 12/01/36	5,000,000	5,640,700
Loudoun County Sanitation Authority Water and Sewer Revenue,		
5.00%, 1/01/33	4,045,000	4,325,723
Pre-Refunded, 5.00%, 1/01/33	11,015,000	11,952,927
Manassas Park GO, Series A, Assured Guaranty, 5.00%, 4/01/29	5,545,000	6,105,544
Middle River Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%, 5/15/28	1,000,000	1,035,060
Montgomery County EDA Revenue, Virginia Tech Foundation, Refunding, Series A, 4.25%, 6/01/36	5,000,000	5,340,000
Montgomery County IDA Public Facilities Lease Revenue, Public Projects, 5.00%, 2/01/29	6,500,000	7,157,280
Newport News EDA, EDR,		
Refunding, Series A, 5.00%, 7/01/26	1,045,000	1,275,590
Refunding, Series A, 5.00%, 7/01/27	1,030,000	1,248,638
Refunding, Series A, 5.00%, 7/01/28	1,225,000	1,475,953
Refunding, Series A, 5.00%, 7/01/29	2,790,000	3,346,186
Refunding, Series A, 5.00%, 7/01/30	1,500,000	1,792,155
Series A, Pre-Refunded, 5.00%, 1/15/31	5,870,000	6,623,004
Norfolk GO, Capital Improvement, Refunding, Series C, 5.00%, 10/01/42	5,000,000	5,692,850
Northwestern Regional Jail Authority Jail Facilities Revenue, NATL Insured, 5.00%, 7/01/33	2,600,000	2,808,728
Patrick County EDA Lease Revenue, School Projects, Assured Guaranty, 5.25%, 3/01/39	6,435,000	6,992,400
Pittsylvania County School GO, Series B, 5.75%, 2/01/30	5,800,000	6,801,022
Portsmouth GO, Public Utility, Refunding, Series A, 5.00%, 7/15/41	10,000,000	11,542,000
Prince William County GO, Public Improvement, Refunding, Series A, 5.00%,		
8/01/26	1,190,000	1,566,873
8/01/27	1,025,000	1,356,772
Prince William County IDA Revenue, George Mason University Foundation, Prince William Life Sciences Lab LLC Project, Series AA, 5.125%, 9/01/41	3,200,000	3,495,456
Prince William County Service Authority Water and Sewer System Revenue, Refunding, 5.00%, 7/01/32	1,750,000	1,905,610
Richmond City GO, Public Improvement, Series A, 5.00%, 3/01/32	4,000,000	4,736,920
Richmond Public Utility Revenue,		
AGMC Insured, 5.00%, 1/15/35	3,500,000	3,742,655
Refunding, 5.00%, 1/15/35	11,495,000	13,126,485
Riverside Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%,		
7/01/28	7,000,000	7,586,950
7/01/32	22,000,000	23,650,220
Roanoke County EDA Lease Revenue, Public Facility Projects, Assured Guaranty, 5.125%, 10/15/37	10,000,000	11,062,400
Roanoke EDA Hospital Revenue, Carilion Clinic Obligated Group, Refunding, 5.00%, 7/01/33	10,615,000	11,570,668
Roanoke IDA Hospital Revenue, Carilion Health System Obligated Group, Series B,		
AGMC Insured, 5.00%, 7/01/38	3,950,000	4,247,672
Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	50,000	62,801

156 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Virginia (continued)		
Smyth County GO, Public Improvement, Series A, 5.00%, 11/01/31	$ 4,145,000	$ 4,762,439
Stafford County and Staunton IDAR, Virginia Municipal League Assn. of Counties Finance Program,		
Series A, NATL Insured, 5.25%, 8/01/31	3,890,000	4,086,328
Series A, NATL Insured, Pre-Refunded, 5.25%, 8/01/31	1,110,000	1,284,947
Series C, NATL Insured, 5.00%, 8/01/35	7,735,000	8,029,162
XLCA Insured, 5.00%, 8/01/37	3,985,000	4,170,940
Stafford County EDA Hospital Facilities Revenue, Medicorp Health System Obligated Group, 5.25%, 6/15/37	5,000,000	5,174,350
Suffolk GO, Refunding, 5.00%,		
6/01/24	2,000,000	2,424,840
6/01/25	1,500,000	1,813,605
6/01/28	1,000,000	1,187,520
2/01/41	10,000,000	11,367,900
6/01/42	12,560,000	14,331,839
University of Virginia Revenue,		
General, 5.00%, 6/01/37	8,935,000	9,655,786
General, Refunding, 5.00%, 9/01/31	1,275,000	1,541,284
General, Refunding, 5.00%, 6/01/40	17,750,000	20,452,260
Series B, 5.00%, 6/01/33	2,020,000	2,031,150
Series B, Pre-Refunded, 5.00%, 6/01/33	11,980,000	12,118,369
Virginia Beach Development Authority Public Facility Revenue, Series A, 5.00%, 7/15/27	5,635,000	6,428,633
Virginia College Building Authority Educational Facilities Revenue, Liberty University Projects, 5.00%, 3/01/41	26,855,000	29,701,361
Virginia Commonwealth Transportation Board Transportation Revenue, Capital Projects,		
4.00%, 5/15/29	5,205,000	5,667,308
5.00%, 5/15/34	5,000,000	5,848,150
Virginia Port Authority Facility Revenue, Commonwealth Port Fund Revenue, Refunding, Series C, 5.00%, 7/01/30	2,015,000	2,416,690
Virginia Port Authority Port Facilities Revenue,		
NATL Insured, 4.75%, 7/01/28	1,500,000	1,527,195
Refunding, 5.00%, 7/01/40	6,000,000	6,620,700
Virginia Small Business Financing Authority Healthcare Facilities Revenue, Sentara Healthcare, Refunding, 5.00%, 11/01/40	23,000,000	25,426,730
Virginia State College Building Authority Educational Facilities Revenue,		
21st Century College and Equipment Programs, Series B, 4.00%, 2/01/28	11,170,000	12,340,393
Liberty University Projects, 5.25%, 3/01/29	2,860,000	3,335,532
Public Higher Education Financing Program, Series A, 5.00%, 9/01/33	4,010,000	4,623,410
University of Richmond Project, 4.00%, 3/01/28	3,300,000	3,667,290
Virginia State HDA Commonwealth Mortgage Revenue, Series E, 6.375%, 1/01/36	9,160,000	10,428,660
Virginia State HDA Revenue, Rental Housing,		
Series B, 5.625%, 6/01/39	7,240,000	7,992,670
Series B, 5.00%, 6/01/45	3,050,000	3,222,874
Series E, 5.00%, 10/01/44	6,540,000	6,856,928
Series F, 5.05%, 12/01/44	12,125,000	12,793,694
Series F, 5.00%, 4/01/45	2,125,000	2,239,155
Virginia State PBA Public Facilities Revenue, Series A, 5.00%, 8/01/31	10,000,000	11,818,000

Annual Report | 157

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Virginia (continued)		
Virginia State Public School Authority Revenue, School Financing, 1997 Resolution,		
Refunding, 5.00%, 8/01/22	$ 5,490,000	$ 6,960,277
Refunding, Series A, 5.00%, 8/01/25	10,000,000	12,309,700
Series B, 5.00%, 8/01/25	3,505,000	4,314,550
Series B, 5.00%, 8/01/28	3,550,000	4,299,618
Series D, 4.00%, 8/01/29	3,915,000	4,324,900
Series D, 4.00%, 8/01/30	4,075,000	4,483,885
Series D, 4.00%, 8/01/31	4,245,000	4,652,520
Virginia State Public School Authority Special Obligation Fluvanna County Revenue, School Financing, Pre-Refunded, 6.00%, 12/01/32	5,000,000	6,416,600
Virginia State Resources Authority Infrastructure Revenue,		
St. Moral Virginia Pooled Financing Program, Series B, 5.00%, 11/01/41	9,410,000	10,999,067
Virginia Pooled Financing Program, Senior Series, 5.00%, 11/01/33	2,745,000	2,803,935
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/31	5,000,000	5,608,750
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/36	4,915,000	5,485,533
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38	1,600,000	1,839,728
Virginia Pooled Financing Program, Senior Series B, 5.00%, 11/01/32	2,505,000	2,871,031
Virginia Pooled Financing Program, Senior Series, Pre-Refunded, 5.00%, 11/01/33	385,000	397,205
Virginia Pooled Financing Program, Senior Series, Pre-Refunded, 5.00%, 11/01/33	1,870,000	1,928,007
Virginia Pooled Financing Program, Series A, 5.00%, 11/01/42	23,000,000	27,147,590
Winchester IDA Hospital Revenue, Valley Health System Obligated Group, Series E, 5.625%, 1/01/44	3,350,000	3,712,537
		807,215,758
District of Columbia 6.4%		
Metropolitan Washington D.C. Airports Authority Airport System Revenue, Refunding,		
BHAC Insured, 5.00%, 10/01/29	3,000,000	3,489,420
Series A, 5.00%, 10/01/35	12,000,000	13,985,640
Series A, AGMC Insured, 5.00%, 10/01/32	10,000,000	10,781,600
Series A, NATL RE, FGIC Insured, 5.00%, 10/01/25	1,000,000	1,018,180
Series C, 5.125%, 10/01/34	6,450,000	7,379,574
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, first senior lien, Series A,		
5.00%, 10/01/39	10,000,000	10,904,300
5.25%, 10/01/44	12,000,000	13,245,360
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%, 7/01/32	2,000,000	2,263,920
		63,067,994
U.S. Territories 10.7%		
Puerto Rico 10.7%		
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,		
6.00%, 7/01/38	1,100,000	1,139,842
Assured Guaranty, 5.00%, 7/01/28	7,000,000	7,206,990
Puerto Rico Commonwealth GO, Public Improvement,		
Refunding, Series B, 6.00%, 7/01/39	5,000,000	5,240,150
Series A, 5.125%, 7/01/28	5,000,000	5,070,500
Series A, 6.00%, 7/01/38	5,000,000	5,240,200
Series A, Pre-Refunded, 5.00%, 7/01/33	1,100,000	1,117,028

158 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2013 *(continued)*

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
U.S. Territories (continued)		
Puerto Rico (continued)		
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y, Pre-Refunded, 5.50%, 7/01/36	$ 4,500,000	$ 5,250,105
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series G,		
5.00%, 7/01/33	1,685,000	1,680,619
Pre-Refunded, 5.00%, 7/01/33	3,305,000	3,356,723
Pre-Refunded, 5.00%, 7/01/33	10,000	10,153
Puerto Rico Electric Power Authority Power Revenue,		
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	3,000,000	3,320,850
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,106,950
Series TT, 5.00%, 7/01/32	5,000,000	5,003,500
Series WW, 5.50%, 7/01/38	6,700,000	6,835,541
Series XX, 5.25%, 7/01/40	8,400,000	8,460,228
Puerto Rico Municipal Finance Agency GO, Series A, AGMC Insured, 5.00%, 8/01/27	2,530,000	2,531,139
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series Q, 5.625%, 7/01/39	5,000,000	5,112,850
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,		
Series A, 5.375%, 8/01/39	6,000,000	6,363,180
Series A, 6.00%, 8/01/42	20,000,000	21,943,800
Series C, 5.50%, 8/01/40	10,000,000	10,714,500
		106,704,848
Total Municipal Bonds before Short Term Investments (Cost $914,681,151)		976,988,600
Short Term Investments 0.1%		
Municipal Bonds 0.1%		
Virginia 0.1%		
[a]Montgomery County IDAR, Virginia Tech Foundation, Refunding, Daily VRDN and Put, 0.10%, 6/01/35	300,000	300,000
[a]Roanoke IDA Hospital Revenue, Carilion Health System Obligated Group, Series A, Sub Series A-2, AGMC Insured, Daily VRDN and Put, 0.16%, 7/01/36	400,000	400,000
Total Short Term Investments (Cost $700,000)		700,000
Total Investments (Cost $915,381,151) 98.5%		977,688,600
Other Assets, less Liabilities 1.5%		15,165,239
Net Assets 100.0%		$992,853,839

See Abbreviations on page 187.

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Franklin Tax-Free Trust

Financial Statements

Statements of Assets and Liabilities

February 28, 2013

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund
Assets:			
Investments in securities:			
Cost	$301,881,792	$1,065,545,284	$608,058,949
Value	$322,502,170	$1,146,599,908	$658,816,837
Cash	10,442,654	81,073	92,448
Receivables:			
Capital shares sold	403,983	699,701	1,686,801
Interest	4,263,359	12,885,727	6,469,013
Other assets	148	518	286
Total assets	337,612,314	1,160,266,927	667,065,385
Liabilities:			
Payables:			
Investment securities purchased	—	—	5,570,600
Capital shares redeemed	709,772	2,669,376	2,175,518
Affiliates	204,221	611,903	392,836
Distributions to shareholders	165,466	787,862	284,720
Professional fees	20,568	36,527	33,981
Accrued expenses and other liabilities	39,147	118,782	78,426
Total liabilities	1,139,174	4,224,450	8,536,081
Net assets, at value	$336,473,140	$1,156,042,477	$658,529,304
Net assets consist of:			
Paid-in capital	$315,827,800	$1,072,094,612	$612,002,180
Undistributed net investment income	123,216	621,642	336,430
Net unrealized appreciation (depreciation)	20,620,378	81,054,624	50,757,888
Accumulated net realized gain (loss)	(98,254)	2,271,599	(4,567,194)
Net assets, at value	$336,473,140	$1,156,042,477	$658,529,304
Class A:			
Net assets, at value	$270,783,313	$1,023,241,480	$498,086,154
Shares outstanding	22,739,291	85,538,688	38,900,919
Net asset value per share[a]	$11.91	$11.96	$12.80
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.44	$12.49	$13.37
Class B:			
Net assets, at value		$ 220,344	
Shares outstanding		18,259	
Net asset value and maximum offering price per share[a]		$12.07	
Class C:			
Net assets, at value	$ 65,689,827	$ 132,580,653	$160,443,150
Shares outstanding	5,456,288	10,893,393	12,377,365
Net asset value and maximum offering price per share[a]	$12.04	$12.17	$12.96

Franklin Tax-Free Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

February 28, 2013

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
Assets:			
Investments in securities:			
Cost	$201,784,023	$494,937,652	$701,704,568
Value	$216,506,590	$528,944,762	$740,107,818
Cash	23,043	1,771,982	211,326
Receivables:			
Capital shares sold	400,426	636,777	715,349
Interest	2,442,967	6,085,397	7,655,912
Other assets	96	234	331
Total assets	219,373,122	537,439,152	748,690,736
Liabilities:			
Payables:			
Investment securities purchased	—	2,822,150	—
Capital shares redeemed	358,553	1,137,089	1,493,816
Affiliates	120,844	308,694	439,693
Distributions to shareholders	65,648	115,332	355,673
Professional fees	32,184	34,071	34,523
Accrued expenses and other liabilities	26,699	62,732	79,050
Total liabilities	603,928	4,480,068	2,402,755
Net assets, at value	$218,769,194	$532,959,084	$746,287,981
Net assets consist of:			
Paid-in capital	$204,834,574	$500,876,499	$710,264,962
Undistributed net investment income	30,199	113,332	236,884
Net unrealized appreciation (depreciation)	14,722,567	34,007,110	38,403,250
Accumulated net realized gain (loss)	(818,146)	(2,037,857)	(2,617,115)
Net assets, at value	$218,769,194	$532,959,084	$746,287,981
Class A:			
Net assets, at value	$218,769,194	$432,579,368	$538,409,256
Shares outstanding	18,440,365	35,913,790	44,923,986
Net asset value per share[a]	$11.86	$12.04	$11.98
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.39	$12.57	$12.51
Class C:			
Net assets, at value		$100,379,716	$177,498,727
Shares outstanding		8,224,318	14,567,522
Net asset value and maximum offering price per share[a]		$12.21	$12.18
Advisor Class:			
Net assets, at value			$ 30,379,998
Shares outstanding			2,533,549
Net asset value and maximum offering price per share			$11.99

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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Franklin Tax-Free Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

February 28, 2013

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Assets:			
Investments in securities:			
Cost	$1,366,365,161	$1,435,075,907	$915,381,151
Value	$1,457,072,236	$1,542,258,392	$977,688,600
Cash	789,922	74,092,409	583,248
Receivables:			
Investment securities sold	—	—	5,022,844
Capital shares sold	3,175,074	1,850,428	1,228,932
Interest	16,113,075	17,258,164	11,068,636
Other assets	644	700	441
Total assets	1,477,150,951	1,635,460,093	995,592,701
Liabilities:			
Payables:			
Investment securities purchased	—	37,353,457	—
Capital shares redeemed	2,774,992	3,115,875	1,655,157
Affiliates	788,396	890,664	551,293
Distributions to shareholders	563,183	638,025	396,300
Professional fees	37,171	37,706	35,459
Accrued expenses and other liabilities	142,919	157,200	100,653
Total liabilities	4,306,661	42,192,927	2,738,862
Net assets, at value	$1,472,844,290	$1,593,267,166	$992,853,839
Net assets consist of:			
Paid-in capital	$1,383,446,013	$1,488,793,314	$934,013,276
Undistributed net investment income (distributions in excess of net investment income)	(36,151)	219,082	(13,940)
Net unrealized appreciation (depreciation)	90,707,075	107,182,485	62,307,449
Accumulated net realized gain (loss)	(1,272,647)	(2,927,715)	(3,452,946)
Net assets, at value	$1,472,844,290	$1,593,267,166	$992,853,839
Class A:			
Net assets, at value	$1,163,080,161	$1,168,491,810	$779,288,478
Shares outstanding	91,070,268	90,188,053	63,604,077
Net asset value per share[a]	$12.77	$12.96	$12.25
Maximum offering price per share (net asset value per share ÷ 95.75%)	$13.34	$13.54	$12.79
Class C:			
Net assets, at value	$ 220,404,537	$ 335,092,155	$171,973,486
Shares outstanding	17,115,156	25,516,143	13,845,036
Net asset value and maximum offering price per share[a]	$12.88	$13.13	$12.42
Advisor Class:			
Net assets, at value	$ 89,359,592	$ 89,683,201	$ 41,591,875
Shares outstanding	6,993,140	6,922,454	3,394,220
Net asset value and maximum offering price per share	$12.78	$12.96	$12.25

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166 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 167

168 | The accompanying notes are an integral part of these financial statements. | Annual Report

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170 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, nine of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Annual Report | 171

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2013, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are

172 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions (continued)

included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report | 173

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

174 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Year ended February 28, 2013				
Shares sold	1,326,641	$ 15,913,007	2,357,200	$ 28,692,902
Shares issued in reinvestment of distributions	111,614	1,339,069	316,022	3,841,789
Shares redeemed	(575,000)	(6,892,356)	(1,417,401)	(17,267,287)
Net increase (decrease)	863,255	$ 10,359,720	1,255,821	$ 15,267,404
Year ended February 29, 2012				
Shares sold	848,301	$ 9,669,844	1,041,621	$ 12,251,710
Shares issued in reinvestment of distributions	105,774	1,194,877	297,874	3,468,084
Shares redeemed	(757,939)	(8,560,693)	(1,671,430)	(19,356,044)
Net increase (decrease)	196,136	$ 2,304,028	(331,935)	$ (3,636,250)

	Franklin Georgia Tax-Free Income Fund		Franklin Kentucky Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended February 28, 2013				
Shares sold	8,526,507	$108,495,130	3,632,919	$ 42,879,716
Shares issued in reinvestment of distributions	1,066,519	13,562,073	536,022	6,325,432
Shares redeemed	(4,737,286)	(60,228,667)	(2,098,607)	(24,804,452)
Net increase (decrease)	4,855,740	$ 61,828,536	2,070,334	$ 24,400,696
Year ended February 29, 2012				
Shares sold	6,515,630	$ 78,628,422	2,293,718	$ 25,750,714
Shares issued in reinvestment of distributions	1,051,993	12,597,969	516,391	5,771,488
Shares redeemed	(5,074,498)	(60,302,279)	(3,379,656)	(37,440,041)
Net increase (decrease)	2,493,125	$ 30,924,112	(569,547)	$ (5,917,839)
Class C Shares:				
Year ended February 28, 2013				
Shares sold	3,117,612	$ 40,132,810		
Shares issued in reinvestment of distributions	277,416	3,571,219		
Shares redeemed	(1,259,291)	(16,214,272)		
Net increase (decrease)	2,135,737	$ 27,489,757		
Year ended February 29, 2012				
Shares sold	2,154,054	$ 26,407,327		
Shares issued in reinvestment of distributions	267,656	3,242,371		
Shares redeemed	(1,347,799)	(16,203,592)		
Net increase (decrease)	1,073,911	$ 13,446,106

Annual Report | 175

Franklin Tax-Free Trust

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended February 28, 2013				
Shares sold	7,546,541	$ 90,543,306	6,658,559	$ 79,870,783
Shares issued in reinvestment of distributions	1,115,610	13,382,003	1,319,215	15,808,334
Shares redeemed	(5,030,280)	(60,281,060)	(5,760,002)	(69,030,304)
Net increase (decrease)	3,631,871	$ 43,644,249	2,217,772	$ 26,648,813
Year ended February 29, 2012				
Shares sold	6,081,395	$ 69,847,708	4,223,194	$ 48,308,253
Shares issued in reinvestment of distributions	1,114,456	12,699,471	1,363,964	15,531,395
Shares redeemed	(4,540,767)	(51,402,066)	(6,125,846)	(68,960,403)
Net increase (decrease)	2,655,084	$ 31,145,113	(538,688)	$ (5,120,755)
Class C Shares:				
Year ended February 28, 2013				
Shares sold	2,253,888	$ 27,402,094	2,849,115	$ 34,727,349
Shares issued in reinvestment of distributions	196,158	2,384,281	347,248	4,229,074
Shares redeemed	(720,807)	(8,761,698)	(1,514,123)	(18,449,180)
Net increase (decrease)	1,729,239	$ 21,024,677	1,682,240	$ 20,507,243
Year ended February 29, 2012				
Shares sold	1,334,698	$ 15,575,894	2,165,187	$ 25,211,724
Shares issued in reinvestment of distributions	181,891	2,099,086	355,367	4,107,583
Shares redeemed	(865,121)	(9,877,057)	(2,608,458)	(29,882,550)
Net increase (decrease)	651,468	$ 7,797,923	(87,904)	$ (563,243)
Advisor Class Shares:				
Year ended February 28, 2013				
Shares sold			1,330,479	$ 15,947,149
Shares issued in reinvestment of distributions			34,003	408,366
Shares redeemed			(402,833)	(4,830,522)
Net increase (decrease)			961,649	$ 11,524,993
Year ended February 29, 2012				
Shares sold			1,156,542	$ 13,367,172
Shares issued in reinvestment of distributions			11,556	132,790
Shares redeemed			(168,646)	(1,897,695)
Net increase (decrease)			999,452	$ 11,602,267

176 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended February 28, 2013				
Shares sold	17,026,414	$ 216,405,499	16,576,786	$ 214,155,442
Shares issued in reinvestment of distributions	2,673,289	34,004,155	2,564,087	33,112,517
Shares redeemed	(10,118,884)	(128,708,587)	(10,745,498)	(138,935,697)
Net increase (decrease)	9,580,819	$ 121,701,067	8,395,375	$ 108,332,262
Year ended February 29, 2012				
Shares sold	14,056,490	$ 170,805,924	12,425,973	$ 152,558,512
Shares issued in reinvestment of distributions	2,594,812	31,323,277	2,604,942	31,865,435
Shares redeemed	(11,786,596)	(141,413,125)	(12,107,327)	(146,470,526)
Net increase (decrease)	4,864,706	$ 60,716,076	2,923,588	$ 37,953,421
Class C Shares:				
Year ended February 28, 2013				
Shares sold	4,668,771	$ 59,846,753	6,222,978	$ 81,410,926
Shares issued in reinvestment of distributions	402,945	5,168,218	555,952	7,274,940
Shares redeemed	(1,682,537)	(21,585,431)	(2,890,825)	(37,822,535)
Net increase (decrease)	3,389,179	$ 43,429,540	3,888,105	$ 50,863,331
Year ended February 29, 2012				
Shares sold	3,518,727	$ 43,248,580	4,302,309	$ 53,665,351
Shares issued in reinvestment of distributions	348,664	4,243,206	541,383	6,707,066
Shares redeemed	(1,660,589)	(19,984,288)	(3,218,616)	(39,446,584)
Net increase (decrease)	2,206,802	$ 27,507,498	1,625,076	$ 20,925,833
Advisor Class Shares:				
Year ended February 28, 2013				
Shares sold	2,508,885	$ 31,910,010	2,883,237	$ 37,258,202
Shares issued in reinvestment of distributions	155,160	1,975,410	159,044	2,055,142
Shares redeemed	(1,013,801)	(12,935,150)	(1,079,064)	(13,984,310)
Net increase (decrease)	1,650,244	$ 20,950,270	1,963,217	$ 25,329,034
Year ended February 29, 2012				
Shares sold	2,502,222	$ 30,364,293	3,686,364	$ 44,318,065
Shares issued in reinvestment of distributions	87,490	1,068,755	99,346	1,223,383
Shares redeemed	(498,300)	(5,992,686)	(758,206)	(9,194,062)
Net increase (decrease)	2,091,412	$ 25,440,362	3,027,504	$ 36,347,386

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Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Virginia Tax-Free Income Fund	
	Shares	Amount
Class A Shares:		
Year ended February 28, 2013		
Shares sold	10,167,337	$ 124,228,580
Shares issued in reinvestment of distributions	1,889,654	23,083,370
Shares redeemed	(6,764,788)	(82,634,153)
Net increase (decrease)	5,292,203	$ 64,677,797
Year ended February 29, 2012		
Shares sold	8,162,307	$ 95,522,977
Shares issued in reinvestment of distributions	1,936,347	22,571,303
Shares redeemed	(9,693,975)	(112,044,732)
Net increase (decrease)	404,679	$ 6,049,548
Class C Shares:		
Year ended February 28, 2013		
Shares sold	3,323,187	$ 41,155,790
Shares issued in reinvestment of distributions	338,905	4,196,243
Shares redeemed	(1,497,651)	(18,567,226)
Net increase (decrease)	2,164,441	$ 26,784,807
Year ended February 29, 2012		
Shares sold	2,191,114	$ 26,070,579
Shares issued in reinvestment of distributions	339,134	4,003,614
Shares redeemed	(1,779,609)	(20,845,804)
Net increase (decrease)	750,639	$ 9,228,389
Advisor Class Shares:		
Year ended February 28, 2013		
Shares sold	1,298,876	$ 15,865,866
Shares issued in reinvestment of distributions	79,523	972,119
Shares redeemed	(476,273)	(5,833,993)
Net increase (decrease)	902,126	$ 11,003,992
Year ended February 29, 2012		
Shares sold	1,897,264	$ 21,687,498
Shares issued in reinvestment of distributions	52,070	610,090
Shares redeemed	(443,683)	(5,137,113)
Net increase (decrease)	1,505,651	$ 17,160,475

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Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Funds and is not paid by the Funds for the services.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the funds’ Class B and C compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements (continued)

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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Notes to Financial Statements *(continued)*

4. Income Taxes *(continued)*

At February 28, 2013, the capital loss carryforwards were as follows:

	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
Capital loss carryforwards subject to expiration:				
2014	$ 51,012	$ 65,408	$ —	$ —
2015	125,659	—	—	—
2016	414,407	107,105	—	—
2017	2,923,290	417,325	42,728	1,038,820
2018	—	—	782,096	205,848
Capital loss carryforwards not subject to expiration:				
Short term	528,278	228,309	1,089,159	1,268,311
Long term	464,053	—	123,875	—
Total capital loss carryforwards	$4,506,699	$ 818,147	$2,037,858	$2,512,979

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Capital loss carryforwards subject to expiration:			
2016	$ 384,084	$ —	$ —
2018	760,455	16,085	1,530,757
2019	835	—	—
Capital loss carryforwards not subject to expiration:			
Short term	—	2,489,426	1,922,188
Total capital loss carryforwards	$1,145,374	$2,505,511	$3,452,945

During the year ended February 28, 2013, the Funds utilized capital loss carryforwards as follows:

Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
$379,228	$94,516	$393,544	$1,858,753

Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
$1,907,911	$733,435	$578,808

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Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

During the year ended February 28, 2013, the following funds had expired capital loss carry-forwards, which were reclassified to paid-in capital.

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At February 28, 2013, the Franklin Alabama Tax-Free Income Fund and Franklin Maryland Tax-Free Income Fund deferred post-October capital losses of $120,426 and $104,139, respectively.

The tax character of distributions paid during the years ended February 28, 2013 and February 29, 2012, was as follows:

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Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

At February 28, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed long term capital gains for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

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Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2013, were as follows:

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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Notes to Financial Statements (continued)

7. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended February 28, 2013, the Funds did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 28, 2013, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Notes to Financial Statements (continued)

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Franklin Tax-Free Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the “Funds”) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 18, 2013

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2013. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2014, shareholders will be notified of amounts for use in preparing their 2013 income tax returns.

Under Section 852(b)(3)(C) of the Code, the funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended February 28, 2013:

Under Section 871(k)(2)(C) of the Code, the Franklin Alabama Tax-Free Income Fund hereby reports the maximum amount allowable but no less than $74,444 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended February 28, 2013.

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Franklin Tax-Free Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson is the father of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes cat least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 26, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance or that of its Class A shares for a Fund having multiple share classes in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2012, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed both the income and total return of Franklin Alabama Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund and Franklin Missouri Tax-Free Income Fund to be above the medians of

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

their Lipper performance universes for 2012, with most being in the highest or second-highest performing quintile of such universe for such year, as well as for most of the applicable previous three-, five- and 10-year periods on an annualized basis. The Board was satisfied with the relative performance of these Funds as shown in the Lipper report. The Lipper report showed the income return for Franklin Florida Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund to each be above the median of its Lipper performance universe for 2012, with most being in the highest or second-highest performing quintile of such universe in such year as well as for most of the applicable three-, five- and 10-year periods on an annualized basis. The Lipper report showed the total return of such Funds to be at or below the medians of their respective universes in 2012, but in each case to be above the median of such universe for the 10-year period on an annualized basis, with the majority being at or above their respective performance universe medians for the previous three- and five-year annualized periods as well. The Board was satisfied with the overall performance of these Funds, noting their income oriented objective.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the median of its respective Lipper expense group, with the exception of Franklin Kentucky Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund. The contractual investment management fee rate of each such Fund, however, was within two and a half basis points of its respective expense group median. The Lipper reports further showed that the actual total expense ratios for all Funds were below the medians of their respective Lipper expense groups, with each being in the least expensive or second least expensive quintile of such group. Based on the above, the Board was satisfied with the investment management fee and total expense ratio of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager’s own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each Fund’s investment management agreement, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

beginning at 0.44% on assets in excess of $7.5 billion; 0.43% on assets in excess of $10 billion and continuing thereafter until reaching a final breakpoint of 0.36% on assets in excess of $20 billion. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund’s assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under “Comparative Expenses.” The Board noted that at December 31, 2012, none of these Funds had assets in excess of $10 billion and believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN TAX-FREE TRUST

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

TF2 A 04/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Account Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $826,971 for the fiscal year ended February 28, 2013 and $855,919 for the fiscal year ended February 29, 2012.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,600 for the fiscal year ended February 28, 2013 and $75,000 for the fiscal year ended February 29, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $12,167 for the fiscal year ended February 28, 2013 and $0 for the fiscal year ended February 29, 2012. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $140,283 for the fiscal year ended February 28, 2013 and $0 for the fiscal year ended February 29, 2012. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $157,050 for the fiscal year ended February 28, 2013 and $75,000 for the fiscal year ended February 29, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. Item 6. Schedule of Investments.	N/A N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/LAURA F. FERGERSON
Laura F. Fergerson

Chief Executive Officer –
Finance and Administration
Date April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date April 26, 2013

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date April 26, 2013